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[[NYCORP:2431329v1:4332W:10/19/04--03:33  p]]

                                CREDIT AGREEMENT
                          dated as of August 20, 2004,
                                      among
                          CCC INFORMATION SERVICES INC.
                       CCC INFORMATION SERVICES GROUP INC.
                            THE LENDERS NAMED HEREIN
                                       and
                           CREDIT SUISSE FIRST BOSTON,
                  as Administrative Agent and Collateral Agent
                           ___________________________
                           CREDIT SUISSE FIRST BOSTON,
                   as Sole Lead Arranger and Sole Bookrunner,
                           JEFFERIES & COMPANY, INC.,
                      as Syndication Agent and Co-Arranger,
                                       and
                       LASALLE BANK NATIONAL ASSOCIATION,
                             as Documentation Agent



                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                    ARTICLE I

                                  Definitions
SECTION  1.01.  Defined  Terms                                               1
SECTION  1.02.  Terms  Generally                                            23
SECTION  1.03.  Pro  Forma  Calculations                                    23
SECTION  1.04.  Classification  of  Loans  and  Borrowings                  23

                                   ARTICLE II

                                  The Credits
SECTION  2.01.  Commitments                                                 24
SECTION  2.02.  Loans                                                       24
SECTION  2.03.  Borrowing  Procedure                                        26
SECTION  2.04.  Evidence  of  Debt;  Repayment  of  Loans                   26
SECTION  2.05.  Fees                                                        27
SECTION  2.06.  Interest  on  Loans                                         28
SECTION  2.07.  Default  Interest                                           29
SECTION  2.08.  Alternate  Rate  of  Interest                               29
SECTION  2.09.  Termination  and  Reduction  of  Commitments                29
SECTION  2.10.  Conversion  and  Continuation  of  Borrowings               30
SECTION  2.11.  Repayment  of  Term  Borrowings                             31
SECTION  2.12.  Prepayment                                                  32
SECTION  2.13.  Mandatory  Prepayments                                      33
SECTION  2.14.  Reserve  Requirements;  Change  in  Circumstances           34
SECTION  2.15.  Change  in  Legality                                        35
SECTION  2.16.  Indemnity                                                   36
SECTION  2.17.  Pro  Rata  Treatment                                        37
SECTION  2.18.  Sharing  of  Setoffs                                        37
SECTION  2.19.  Payments                                                    38
SECTION  2.20.  Taxes                                                       38
SECTION  2.21.  Assignment  of  Commitments Under Certain Circumstances; Duty to
Mitigate                                                                    40
SECTION  2.22.  Swingline  Loans                                            42
SECTION  2.23.  Letters  of  Credit                                         43

                                   ARTICLE III

                         Representations and Warranties
SECTION  3.01.  Organization;  Powers                                       47
SECTION  3.02.  Authorization                                               48
SECTION  3.03.  Enforceability                                              48
SECTION  3.04.  Governmental  Approvals                                     48
SECTION  3.05.  Financial  Statements                                       48
SECTION  3.06.  No  Material  Adverse  Change                               49
SECTION  3.07.  Title  to  Properties;  Possession  Under  Leases           49
SECTION  3.08.  Subsidiaries                                                50
SECTION  3.09.  Litigation;  Compliance  with  Laws                         50
SECTION  3.10.  Agreements                                                  50
SECTION  3.11.  Federal  Reserve  Regulations                               50
SECTION  3.12.  Investment  Company  Act;  Public  Utility  Holding Company Act
51
SECTION  3.13.  Use  of  Proceeds                                           51
SECTION  3.14.  Tax  Returns                                                51
SECTION  3.15.  No  Material  Misstatements                                 51
SECTION  3.16.  Employee  Benefit  Plans                                    51
SECTION  3.17.  Environmental  Matters                                      52
SECTION  3.18.  Insurance                                                   52
SECTION  3.19.  Security  Documents                                         52
SECTION  3.20.  Location  of  Real  Property  and  Leased  Premises         53
SECTION  3.21.  Labor  Matters                                              53
SECTION  3.22.  Solvency                                                    53
                                   ARTICLE IV

                             Conditions of Lending
SECTION  4.01.  All  Credit  Events                                         54
SECTION  4.02.  First  Credit  Event                                        54
                                    ARTICLE V

                             Affirmative Covenants
SECTION  5.01.  Existence;  Businesses  and  Properties                     57
SECTION  5.02.  Insurance                                                   58
SECTION  5.03.  Taxes  and  Certain  Obligations                            59
SECTION  5.04.  Financial  Statements,  Reports,  etc                       59
SECTION  5.05.  Litigation  and  Other  Notices                             61
SECTION  5.06.  Information  Regarding  Collateral                          62
SECTION  5.07.  Maintaining  Records;  Access  to  Properties  and  Inspections;
Maintenance  of  Ratings                                                    62
SECTION  5.08.  Use  of  Proceeds                                           62
SECTION  5.09.  Further  Assurances                                         63
SECTION  5.10.  Interest  Rate  Protection                                  63
                                   ARTICLE VI

                               Negative Covenants
SECTION  6.01.  Indebtedness                                                64
SECTION  6.02.  Liens                                                       65
SECTION  6.03.  Sale  and  Lease-Back  Transactions                         67
SECTION  6.04.  Investments,  Loans  and  Advances                          67
SECTION 6.05.  Mergers, Consolidations, Sales of Assets and Acquisitions    69
SECTION  6.06.  Restricted  Payments;  Restrictive  Agreements              70
SECTION  6.07.  Transactions  with  Affiliates                              71
SECTION  6.08.  Business  of  Holdings,  Borrower  and  Subsidiaries        72
SECTION  6.09.  Other  Indebtedness  and  Agreements                        72
SECTION  6.10.  Capital  Expenditures                                       72
SECTION  6.11.  Interest  Coverage  Ratio                                   73
SECTION  6.12.  Maximum  Leverage  Ratio                                    73
SECTION  6.13.  Fiscal  Year                                                73
SECTION  6.14.  Certain  Equity  Securities                                 73
                                   ARTICLE VII

                               Events of Default
                                  ARTICLE VIII

               The Administrative Agent and the Collateral Agent
                                   ARTICLE IX

                                 Miscellaneous
SECTION  9.01.  Notices                                                     78
SECTION  9.02.  Survival  of  Agreement                                     79
SECTION  9.03.  Binding  Effect                                             79
SECTION  9.04.  Successors  and  Assigns                                    79
SECTION  9.05.  Expenses;  Indemnity                                        83
SECTION  9.06.  Right  of  Setoff                                           85
SECTION  9.07.  Applicable  Law                                             85
SECTION  9.08.  Waivers;  Amendment                                         85
SECTION  9.09.  Interest  Rate  Limitation                                  87
SECTION  9.10.  Entire  Agreement                                           87
SECTION  9.11.  WAIVER  OF  JURY  TRIAL                                     87
SECTION  9.12.  Severability                                                88
SECTION  9.13.  Counterparts                                                88
SECTION  9.14.  Headings                                                    88
SECTION  9.15.  Jurisdiction;  Consent  to  Service  of  Process            88
SECTION  9.16.  Confidentiality                                             89
SECTION  9.17.  USA  Patriot  Act  Notice                                   89


     Schedules
     ---------

     Schedule  1.01(a)     Mortgaged  Properties
     Schedule  1.01(b)     Subsidiary  Guarantors
Schedule  2.01     Lenders  and  Commitments
Schedule  3.08     Subsidiaries
Schedule  3.09     Litigation
Schedule  3.16     Employee  Benefit  Plans
Schedule  3.17     Environmental  Matters
Schedule  3.18     Insurance
Schedule  3.19     UCC  Filing  Offices
Schedule  3.20(a)     Real  Property  Owned  in  Fee
Schedule  3.20(b)     Leased  Real  Property
Schedule  6.01     Outstanding  Indebtedness  on  Closing  Date
Schedule  6.02     Liens  Existing  on  Closing  Date
Schedule  6.04     Existing  Investments

     Exhibits
     --------
     Exhibit  A          Form  of  Administrative  Questionnaire
     Exhibit  B          Form  of  Assignment  and  Acceptance
     Exhibit  C          Form  of  Borrowing  Request
     Exhibit  D          Form  of  Guarantee  and  Collateral  Agreement
     Exhibit  E          Form  of  Mortgage
     Exhibit  F          Form  of  Opinion  of  Latham  &  Watkins  LLP



     CREDIT AGREEMENT (this "Agreement") dated as of August 20, 2004, among CCC INFORMATION SERVICES INC., a Delaware corporation (the "Borrower"), CCC
INFORMATION SERVICES GROUP INC., a Delaware corporation ("Holdings"), the Lenders (as defined in Article I), and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     The Borrower has requested the Lenders to extend credit in the form of (a) Term Loans (such term and each other capitalized term used but not defined in this introductory statement having the meaning given it in Article I) on the Closing Date, in an aggregate principal amount not in excess of $177,500,000, and (b) Revolving Loans at any time and from time to time after the Closing Date and prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $30,000,000. The Borrower has requested the Swingline Lender to extend credit, at any time and from time to time after the Closing Date and prior to the Revolving Credit Maturity Date, in the form of Swingline Loans, in an aggregate principal amount at any time outstanding not in excess of $5,000,000. The Borrower has requested the Issuing Bank to issue Letters of Credit, in an aggregate face amount at any time outstanding not in excess of $15,000,000, to support payment obligations incurred in the ordinary course of business by the Borrower and its Subsidiaries and for general corporate purposes. The proceeds of the Term Loans are to be used, together with cash on hand at the Borrower, solely to fund the Self Tender and to pay fees and expenses incurred in connection therewith. The proceeds of the Revolving Loans and the Swingline Loans are to be used solely for working capital and general corporate purposes, including to finance Permitted Acquisitions and investments permitted by Section 6.04; provided, that up to $2,500,000 of the proceeds of the Revolving Loans may be used to fund the Self Tender and to pay fees and expenses incurred in connection therewith if the number of shares being sought in the Self Tender is increased as contemplated by the definition of the term "Offer to Purchase Shares".

     The Lenders are willing to extend such credit to the Borrower and the Issuing Bank is willing to issue Letters of Credit for the account of the Borrower on the terms and subject to the conditions set forth herein.
Accordingly,  the  parties  hereto  agree  as  follows:
ARTICLE  I

DEFINITIONS

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:
     "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate  determined  by  reference  to  the  Alternate  Base  Rate.
     "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves. "Administrative Agent Fees" shall have the meaning assigned to such term in
Section  2.05(b).
"Administrative Questionnaire" shall mean an Administrative Questionnaire in the form of Exhibit A, or such other form as may be supplied from time to time by the Administrative Agent.
"Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified; provided, however, that, for purposes of Section 6.07, the term "Affiliate" shall also include any person that directly or indirectly owns 5% or more of any class of Equity Interests of the person specified or that is an officer or director of the person specified.
"Aggregate Revolving Credit Exposure" shall mean the aggregate amount of the Lenders' Revolving Credit Exposures.
"Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause
(b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be.
"Applicable Percentage" shall mean, for any day, with respect to any Eurodollar Loan or ABR Loan, or with respect to Commitment Fees, as the case may be, the applicable percentage set forth below under the caption "Eurodollar Spread-Term Loans", "ABR Spread-Term Loans", "Eurodollar Spread-Revolving Loans", "ABR Spread-Revolving Loans" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the relevant date of determination:
Leverage  Ratio     Eurodollar  Spread--Term  Loans     ABR  Spread--Term  Loans
---------------     -------------------------------     ------------------------
Eurodollar  Spread--  Revolving  Loans     ABR  Spread--Revolving  Loans
--------------------------------------     -----------------------------
Commitment  Fee  Rate
---------------------
Category  1
Greater  than  or  equal  to  3.0 to 1.0     3.00%     2.00%     3.00%     2.00%
----------------------------------------     -----     -----     -----     -----
0.50%
-----
Category  2
Greater  than  or  equal  to  2.5  to  1.0,  but  less than 3.0 to 1.0     2.75%
----------------------------------------------------------------------     -----
1.75%     2.75%     1.75%     0.50%
-----     -----     -----     -----
Category  3
Greater  than  or  equal  to  2.0  to  1.0,  but  less than 2.5 to 1.0     2.75%
----------------------------------------------------------------------     -----
1.75%     2.50%     1.50%     0.375%
-----     -----     -----     ------
Category  4
Less  than  2.0  to  1.0     2.75%     1.75%     2.25%     1.25%     0.375%
------------------------     -----     -----     -----     -----     ------

     Each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, until the Borrower shall have delivered the financial statements and certificates required by Section 5.04(a) and Section 5.04(c), respectively, for the period ended December 31, 2004, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage. In addition,
(a) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, or (b) at any time after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage.
     "Asset Sale" shall mean the sale, transfer or other disposition (by way of merger, casualty, condemnation or otherwise) by Holdings, the Borrower or any of the Subsidiaries to any person other than the Borrower or any Subsidiary Guarantor of (a) any Equity Interests of the Borrower or any of the Subsidiaries (other than directors' qualifying shares) or (b) any other assets of Holdings, the Borrower or any of the Subsidiaries (other than (i) inventory, Customer Equipment, damaged, obsolete or worn out assets, scrap and Permitted Investments, in each case disposed of in the ordinary course of business, (ii) dispositions consisting of Restricted Payments permitted by Section 6.06 or
(iii) dispositions between or among Foreign Subsidiaries), provided that any asset sale or series of related asset sales described in clause (b) above having a value not in excess of $500,000 shall be deemed not to be an "Asset Sale" for purposes of this Agreement.
"Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.
     "Backstop Letter of Credit" shall mean a letter of credit that backstops any Letter of Credit, each of which shall be in a face amount equal to 105% of the undrawn face amount of the Letter of Credit being backstopped and shall have terms and conditions and be issued by a financial institution acceptable to the Issuing Bank in its sole discretion.
"Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.
     "Borrowing" shall mean (a) Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan. "Borrowing Request" shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C, or such other form as shall be approved by the Administrative Agent.
     "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.
     "Capital Expenditures" shall mean, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Borrower and its consolidated Subsidiaries that are (or should be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (b) Capital Lease Obligations or Synthetic Lease Obligations incurred by the Borrower and its consolidated Subsidiaries during such period, but excluding in each case (i) any such expenditure made to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds, condemnation awards or damage recovery proceeds relating to any such damage, loss, destruction or condemnation, (ii) any such expenditure constituting reinvestment of the Net Cash Proceeds of any Asset Sale or (iii) any such expenditure constituting the purchase price of any Permitted Acquisition.
     "Capital Lease Obligations" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
     "Capricorn" shall mean Capricorn Holdings III, L.P., a Delaware limited partnership and Capricorn Holdings II, L.P., a Delaware limited partnership, and their respective successors and assigns.
     A "Change in Control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof) other than the Permitted Investors shall own, directly or indirectly, beneficially or of record, shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Holdings and the percentage of aggregate ordinary voting power owned by such "person" or "group" exceeds the percentage of ordinary voting power owned by the Permitted Investors; (b) a majority of the seats (other than vacant seats) on the board of directors of Holdings shall at any time be occupied by persons who were neither (i) nominated by the board of directors of Holdings nor (ii) appointed by directors so nominated; (c) any change in control (or similar event, however denominated) with respect to Holdings, the Borrower or any Subsidiary shall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which Holdings, the Borrower or any Subsidiary is a party, or (d) Holdings shall cease to directly own, beneficially and of record, 100% of the issued and outstanding Equity Interests of the Borrower.
"Change in Law" shall mean (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14, by any lending office of such Lender or by such Lender's or Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.
     "ChoiceParts JV" shall mean Choice Parts LLC, a Delaware limited liability company, and any successor thereto.
"Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, Term Loan Commitment or Swingline Commitment.
"Closing  Date"  shall  mean  the  date  of  the  first  Credit  Event.
"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.
"Collateral" shall mean all the "Collateral" as defined in any Security Document and shall also include the Mortgaged Properties.
"Commitment" shall mean, with respect to any Lender, such Lender's Revolving Credit Commitment, Term Loan Commitment and Swingline Commitment. "Commitment Fee" shall have the meaning assigned to such term in Section 2.05(a).
     "Confidential Information Memorandum" shall mean the Confidential Information Memorandum of the Borrower dated August 2004.
"Consolidated EBITDA" shall mean, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) consolidated income tax expense for such period,
(iii) all amounts attributable to depreciation and amortization (including amortization of deferred financing costs) for such period, (iv) any non-recurring fees, cash charges and other cash expenses made or incurred in connection with the Transactions that are paid or otherwise accounted for within 90 days of the consummation of the Transactions, (v) non-cash losses from Equity Investees, (vi) any extraordinary losses, (vii) unusual or non-recurring fees, cash charges and other cash expenses in an aggregate amount under this clause
(vii)  not  to  exceed  (A)  $2,000,000  in  any  fiscal year of Holdings or (B)
$6,000,000 in the aggregate, (viii) any non-recurring fees, cash charges and other cash expenses made or incurred in connection with any equity offering or any issuance or other disposition of Indebtedness, investment or acquisition permitted hereunder (in each case, whether or not consummated), (ix) any non-cash compensation charges, including any such charges arising from stock options, restricted stock grants or other equity-incentive programs and (x) any other non-cash charges (other than the write-down of current assets) for such period, and minus (b) without duplication (i) all cash payments made during such period on account of reserves, restructuring charges and other non-cash charges added to Consolidated Net Income pursuant to clause (a)(ix) or (x) above in a previous period (for greater certainty, not including the fiscal quarter ended June 30, 2004 or any prior period) and (ii) to the extent included in determining such Consolidated Net Income, (A) any extraordinary gains and (B) all non-cash items of income for such period appearing below the operating income line in Holdings's consolidated income statement prepared in accordance with GAAP or in the amount of $500,000 or more, all determined on a consolidated basis in accordance with GAAP. For purposes of determining the Interest Coverage Ratio and the Leverage Ratio as of or for the periods ended on September 30, 2004, December 31, 2004 and March 31, 2005, Consolidated EBITDA will be deemed to be equal to (i) for the fiscal quarter ended December 31, 2003, $13,900,000,
(ii) for the fiscal quarter ended March 31, 2004, $12,600,000 and (iii) for the fiscal quarter ended June 30, 2004, $12,500,000.
"Consolidated Interest Expense" shall mean, for any period, the interest expense (including imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations), net of interest income, of Holdings, the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP. For purposes of the foregoing, interest expense shall be determined (a) by excluding, to the extent included in interest expense, (i) amortization of fees and expenses associated with the consummation of the Transactions, (ii) pay-in-kind interest expense or other non-cash interest expense and (iii) amortization of deferred financing costs and (b) after giving effect to any net payments (other than upfront fees) made or received by the Borrower or any Subsidiary with respect to interest rate Hedging Agreements (with any termination payment in respect of any Hedging Agreement being allocated on a straight-line basis over the original term of the terminated Hedging Agreement).
"Consolidated Net Income" shall mean, for any period, the net income or loss of Holdings, the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by the Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Subsidiary, (b) the income or loss of any person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or the date that such person's assets are acquired by the Borrower or any Subsidiary, (c) the income of any Equity Investee, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or a wholly owned Subsidiary by such Equity Investee during such period, and (d) any gains attributable to sales of assets out of the ordinary course of business.
     "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.
"Credit Event" shall have the meaning assigned to such term in Section 4.01. "Credit Facilities" shall mean the revolving credit and term loan facilities provided for by this Agreement.
     "Cumulative Consolidated Net Income" shall mean, as of any date of determination, Consolidated Net Income for the period (taken as one accounting period) commencing on the Closing Date and ending on the last day of the most recent fiscal quarter for which the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, have been delivered to the Administrative Agent.
     "Current Assets" shall mean, at any time, the consolidated current assets (other than cash and Permitted Investments) of the Borrower and the Subsidiaries.
"Current Liabilities" shall mean, at any time, the consolidated current liabilities of the Borrower and the Subsidiaries at such time, but excluding, without duplication, (a) the current portion of any long-term Indebtedness and
(b)  outstanding  Revolving  Loans  and  Swingline  Loans.
     "Customer Equipment" shall mean computers and related peripheral equipment that is either purchased or leased by the Borrower or any of its Subsidiaries in the ordinary course of business for use by its customers.
"Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.
"Disqualified Stock" shall mean any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the first anniversary of the Term Loan Maturity Date, or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any capital stock referred to in (a) above, in each case at any time prior to the first anniversary of the Term Loan Maturity Date.
"dollars"  or  "$"  shall  mean  lawful  money  of the United States of America.
     "Documentation Agent" means LaSalle Bank National Association, as documentation agent.
"Domestic Subsidiaries" shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.
"Environmental Laws" shall mean all former, current and future Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and agreements, in each case relating to protection of the environment, natural resources, human health and safety or the presence, Release of, or exposure to, Hazardous Materials, or the generation, manufacture, processing, distribution, use, treatment, storage, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials. "Environmental Liability" shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
"Equity Interests" shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person.
"Equity Investee" shall mean any person in which (a) the Borrower or any Subsidiary holds any Equity Interest and (b) any other person (other than the Borrower or a wholly owned Subsidiary or any director holding qualifying shares in accordance with applicable law) has a joint interest.
"Equity Issuance" shall mean any issuance or sale by Holdings, the Borrower or any of their respective subsidiaries of any Equity Interests of Holdings, the Borrower or any such subsidiary, as applicable, except in each case for (a) any issuance or sale to Holdings, the Borrower or any Subsidiary, (b) any issuance of directors' qualifying shares and (c) sales or issuances of common stock of Holdings to management or employees of Holdings, the Borrower or any Subsidiary under any employee stock option or stock purchase plan or employee benefit plan in existence from time to time.
"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, and the regulations issued thereunder. "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414 of the Code.
"ERISA Event" shall mean (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (e) the receipt by the Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (g) the receipt by the Borrower or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrower or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability (or that could reasonably be expected to result in Withdrawal Liability) or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the occurrence of a "prohibited transaction" with respect to which the Borrower or any of the Subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which the Borrower or any such Subsidiary could otherwise be liable; or (i) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of the Borrower or any Subsidiary.
"Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.
     "Event of Default" shall have the meaning assigned to such term in Article VII.
     "Excess Cash Flow" shall mean, for any fiscal year of the Borrower, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year and (ii) reductions to noncash working capital of the Borrower and the Subsidiaries for such fiscal year (i.e., the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year) over (b) the sum, without duplication, of (i) the amount of any Taxes payable in cash by the Borrower and the Subsidiaries with respect to such fiscal year, (ii) Consolidated Interest Expense for such fiscal year payable in cash,
(iii) Capital Expenditures made in cash in accordance with Section 6.10 during such fiscal year, except to the extent financed with the proceeds of Indebtedness, equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA, (iv) permanent repayments of Indebtedness (other than mandatory prepayments of Loans under Section 2.13) made by the Borrower and the Subsidiaries during such fiscal year, but only to the extent that such prepayments by their terms cannot be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such Indebtedness, (v) all extraordinary cash charges, (vi) all cash expenditures during such fiscal year that were added back in determining Consolidated EBITDA for such fiscal year (vii) cash expenditures made in respect of Hedging Agreements during such fiscal year, to the extent not reflected in the computation of Consolidated EBITDA for such fiscal year and (viii) additions to noncash working capital for such fiscal year (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year).
     "Excluded Taxes" shall mean, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.21(a)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.20(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to
Section  2.20(a).
     "Existing Credit Agreement" means the Second Amended and Restated Credit Facility Agreement entered into as of November 30, 2001, among the Borrower, the lenders from time to time party thereto and LaSalle Bank National Association, as administrative agent and issuing bank.
"Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. "Fee Letter" shall mean the Fee Letter dated July 23, 2004, among the Borrower, the Administrative Agent and the Syndication Agent.
"Fees"  shall  mean  the Commitment Fees, the Administrative Agent Fees, the L/C
Participation  Fees  and  the  Issuing  Bank  Fees.
"Financial Officer" of any person shall mean the chief financial officer, principal accounting officer, treasurer or controller of such person.
     "Foreign Lender" shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
     "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic Subsidiary.
"GAAP" shall mean United States generally accepted accounting principles applied on a consistent basis.
"Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body. "Granting Lender" shall have the meaning assigned to such term in Section 9.04(i).
"Guarantee" of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment of such Indebtedness or other obligation or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. "Guarantee and Collateral Agreement" shall mean the Guarantee and Collateral Agreement, substantially in the form of Exhibit D, among the Borrower, Holdings, the Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties.
"Guarantors" shall mean Holdings and the Subsidiary Guarantors. "Hazardous Materials" shall mean (a) any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances and (b) any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law.
"Hedging Agreement" shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement. "Indebtedness" of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease Obligations and Synthetic Lease Obligations of such person, (i) all obligations of such person as an account party in respect of letters of credit, (j) all obligations of such person in respect of bankers' acceptances and (k) all obligations of such person under or in respect of Hedging Agreements. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner. Notwithstanding the foregoing, "Indebtedness" shall not include obligations arising under agreements of the Borrower or a Subsidiary providing for indemnification, adjustment of purchase price or other post-closing payment adjustments, including wholly contingent earn-outs and other similar arrangements, in each case incurred in connection with the disposition of the assets of any person, a business of any person or the Equity Interests in any person.
"Indemnified Taxes" shall mean Taxes other than Excluded Taxes and Other Taxes. "Indemnitee" shall have the meaning assigned to such term in Section 9.05(b). "Interest Coverage Ratio" shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.
     "Interest Payment Date" shall mean (a) with respect to any ABR Loan (including any Swingline Loan), the last Business Day of each March, June, September and December, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing.
     "Interest Period" shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months (or, with the consent of each applicable Lender, 9 or 12 months) thereafter, as the Borrower may elect; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
     "Issuer  Tender  Offer  Statement"  means  the  Tender  Offer  Statement on
Schedule TO filed by Holdings with the Securities and Exchange Commission pursuant to Rule 13e-4 under the Securities and Exchange Act of 1934 in connection with the Self Tender.
     "Issuing Bank" shall mean, as the context may require, (a) Credit Suisse First Boston, in its capacity as the issuer of Letters of Credit hereunder, and
(b) any other Lender that may become an Issuing Bank pursuant to Section 2.23(i) or 2.23(k), with respect to Letters of Credit issued by such Lender. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
"Issuing Bank Fees" shall have the meaning assigned to such term in Section 2.05(c).
"L/C Commitment" shall mean the commitment of the Issuing Bank to issue Letters of Credit pursuant to Section 2.23.
"L/C Disbursement" shall mean a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.
"L/C Exposure" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate principal amount of all L/C Disbursements that have not yet been reimbursed at such time. The L/C Exposure of any Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate L/C Exposure at such time. "L/C Participation Fee" shall have the meaning assigned to such term in Section 2.05(c).
"Lenders" shall mean (a) the persons listed on Schedule 2.01 (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any person that has become a party hereto pursuant to an Assignment and Acceptance. Unless the context clearly indicates otherwise, the term "Lenders" shall include the Swingline Lender.
"Letter of Credit" shall mean any letter of credit issued pursuant to Section 2.23.
"Leverage Ratio" shall mean, on any date, the ratio of Total Debt on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.
"LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the commencement of such Interest Period by reference to the British Bankers' Association Interest Settlement Rates for deposits in dollars (as set forth by any service selected by the Administrative Agent that has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "LIBO Rate" shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the beginning of such Interest Period.
     "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
     "Loan Documents" shall mean this Agreement, the Letters of Credit and the Security Documents.
"Loan  Parties"  shall  mean  the  Borrower  and  the  Guarantors.
"Loans" shall mean the Revolving Loans, the Term Loans and the Swingline Loans. "Margin Stock" shall have the meaning assigned to such term in Regulation U. "Material Adverse Effect" shall mean (a) a materially adverse effect on the business, assets, liabilities, financial condition or results of operations of the Borrower and the Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Borrower or any other Loan Party to perform any of its obligations under any Loan Document to which it is or will be a party or (c) a material impairment of the rights of or benefits available to the Lenders under any Loan Document.
"Material Indebtedness" shall mean Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower and the Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.
"Moody's" shall mean Moody's Investors Service, Inc., or any successor thereto. "Mortgaged Properties" shall mean, initially, the owned real properties of the Loan Parties specified on Schedule 1.01(a), and shall include each other parcel of owned real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.09.
"Mortgages" shall mean the mortgages, deeds of trust, modifications and other security documents delivered pursuant to Section 5.09, each substantially in the form of Exhibit E.
"Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
"Net Cash Proceeds" shall mean (a) with respect to any Asset Sale, the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received), net of (i) selling expenses (including reasonable broker's fees or commissions, legal fees, transfer and similar taxes and the Borrower's good faith estimate of income taxes paid or payable in connection with such sale), (ii) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds) and
(iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money which is secured by the asset sold in such Asset Sale and which is required to be repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset); provided, however, that, if (x) the Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent at the time of receipt thereof setting forth the Borrower's intent to reinvest such proceeds in productive assets of a kind then used or usable in the business of the Borrower and its Subsidiaries within 270 days of receipt of such proceeds and (y) no Default or Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used or contractually committed to be used at the end of such 270 day period, at which time such proceeds shall be deemed to be Net Cash Proceeds; and provided further that in the case of any proceeds from the sale or other disposition by the Borrower of the Equity Interests in the ChoiceParts JV held by the Borrower
(x)  up  to  $5,000,000 of such proceeds shall not constitute Net Cash Proceeds,
(y) any such proceeds in excess of $5,000,000 but less than or equal to $10,000,000 shall constitute Net Cash Proceeds in respect of which the reinvestment provisions set forth in the immediately preceding proviso shall not be applicable and (z) with respect to any such proceeds in excess of $10,000,000, 50% of such proceeds shall not constitute Net Cash Proceeds and 50% of such proceeds shall constitute Net Cash Proceeds in respect of which the reinvestment provisions set forth in the immediately preceding proviso shall not be applicable; and (b) with respect to any issuance or disposition of Indebtedness or any Equity Issuance, the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith.
"Obligations" shall mean all obligations defined as "Obligations" in the Guarantee and Collateral Agreement and the other Security Documents. "Offer to Purchase Shares" means up to 11,200,000 shares of common stock, par value $0.10 per share, of Holdings that Holdings has offered to purchase pursuant to the Self Tender (plus an additional number of shares of such common stock not to exceed 2% of the outstanding shares of such common stock if Holdings increases the number of shares being sought in the Self Tender without extending the offer in accordance with the applicable rules and regulations of the Securities and Exchange Commission).
"Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.
"PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. "Perfection Certificate" shall mean the Perfection Certificate substantially in the form of Exhibit B to the Guarantee and Collateral Agreement. "Permitted Acquisition" shall have the meaning assigned to such term in Section 6.04(g).
"Permitted  Investments"  shall  mean:
(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;
(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of "A-1" (or higher) from S&P or "P-1" (or higher) from Moody's;
(c) investments in certificates of deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;
(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above;
(e) investments in "money market funds" within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through
(d)  above;  and
(f) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing.
     "Permitted Investors" shall mean (a) Capricorn and White River and their respective Affiliates and (b) the directors, executive officers and other management employees of Holdings or the Borrower on the Closing Date.
     "person" shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.
     "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 307 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.
     "Prime Rate" shall mean the rate of interest per annum determined from time to time by Credit Suisse First Boston as its prime rate in effect at its principal office in New York City and notified to the Borrower.
"Pro Forma Basis" shall mean, with respect to compliance with any test or covenant hereunder, compliance with such covenant or test after giving effect to
(a) any proposed Permitted Acquisition or (b) any Asset Sale of a Subsidiary or operating entity for which historical financial statements for the relevant period are available (including pro forma adjustments arising out of events which are directly attributable to the proposed Permitted Acquisition or Asset Sale, are factually supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, as interpreted by the Staff of the Securities and Exchange Commission, and as certified by a Financial Officer of the Borrower) using, for purposes of determining such compliance, the historical financial statements of all entities or assets so acquired or sold and the consolidated financial statements of the Borrower and its Subsidiaries which shall be reformulated as if such Permitted Acquisition or Asset Sale, and all other Permitted Acquisitions or Asset Sales that have been consummated during the period, and any Indebtedness or other liabilities incurred in connection with any such Permitted Acquisitions had been consummated and incurred at the beginning of such period.
"Pro Rata Percentage" of any Revolving Credit Lender at any time shall mean the percentage of the Total Revolving Credit Commitment represented by such Lender's Revolving Credit Commitment. In the event the Revolving Credit Commitments shall have expired or been terminated, the Pro Rata Percentages shall be determined on the basis of the Revolving Credit Commitments most recently in effect, giving effect to any subsequent assignments.
     "Qualified Capital Stock" of any person shall mean any capital stock of such person that is not Disqualified Stock.
"Register"  shall  have  the  meaning  assigned to such term in Section 9.04(d).
     "Regulation T" shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
"Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
"Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. "Related Fund" shall mean, with respect to any Lender that is a fund that invests in bank loans and is administered, advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor. "Related Parties" shall mean, with respect to any specified person, such person's Affiliates, successors and assigns and the respective directors, trustees, officers, employees, agents, advisors, controlling persons and members of such person and such person's Affiliates.
"Release" shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.
"Repayment Date" shall have the meaning given such term in Section 2.11. "Required Lenders" shall mean, at any time, Lenders having Loans (excluding Swingline Loans), L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments and Term Loan Commitments representing more than 50% of the sum of all Loans outstanding (excluding Swingline Loans), L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments and Term Loan Commitments at such time.
"Responsible Officer" of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.
"Restricted Indebtedness" shall mean Indebtedness of Holdings, the Borrower or any Subsidiary, the payment, prepayment, repurchase or defeasance of which is restricted under Section 6.09(b).
"Restricted Payment" shall mean any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Holdings, the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in Holdings, the Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in Holdings, the Borrower or any Subsidiary.
"Revolving  Credit  Borrowing"  shall  mean  a  Borrowing comprised of Revolving
Loans.
"Revolving Credit Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans (and to participate in Letters of Credit and Swingline Loans) hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. "Revolving Credit Exposure" shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender's L/C Exposure, plus the aggregate amount at such time of such Lender's Swingline Exposure.
"Revolving Credit Lender" shall mean a Lender with a Revolving Credit Commitment or an outstanding Revolving Loan.
"Revolving  Credit  Maturity  Date"  shall  mean  August  20,  2009.
"Revolving Loans" shall mean the revolving loans made by the Lenders to the Borrower pursuant to clause (b) of Section 2.01.
"Secured Parties" shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.
"Security Documents" shall mean the Mortgages, the Guarantee and Collateral Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.09.
"Self Tender" means the offer made by Holdings to purchase the Offer to Purchase Shares for an aggregate purchase price not to exceed $210,000,000 (or, if the number of shares being sought in the Self Tender is increased as contemplated by the definition of the term "Offer to Purchase Shares", not to exceed $220,500,000), as described in the Offer to Purchase dated July 27, 2004 and the related Letter of Transmittal.
"SPC"  shall  have  the  meaning  assigned  to  such  term  in  Section 9.04(i).
     "S&P"  shall  mean  Standard  &  Poor's,  a  division  of  The  McGraw-Hill
Companies,  Inc.,  or  any  successor  thereto.
     "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate, or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities (as defined in Regulation D of the Board) and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
"subsidiary" shall mean, with respect to any person (herein referred to as the "parent"), any corporation, partnership, association or other business entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. "Subsidiary" shall mean any subsidiary of the Borrower.
"Subsidiary Guarantor" shall mean each Subsidiary listed on Schedule 1.01(b), and each other Subsidiary that is or becomes a party to the Guarantee and Collateral Agreement.
"Swingline Commitment" shall mean the commitment of the Swingline Lender to make loans pursuant to Section 2.22, as the same may be reduced from time to time pursuant to Section 2.09.
"Swingline Exposure" shall mean at any time the aggregate principal amount at such time of all outstanding Swingline Loans. The Swingline Exposure of any Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate Swingline Exposure at such time.
"Swingline Lender" shall mean Credit Suisse First Boston, in its capacity as lender of Swingline Loans hereunder.
"Swingline  Loan"  shall  mean any loan made by the Swingline Lender pursuant to
Section  2.22.
"Syndication Agent" means Jefferies & Company, Inc., in its capacity as syndication agent.
"Synthetic Lease" shall mean, as to any person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such person is the lessor.
"Synthetic Lease Obligations" shall mean, as to any person, an amount equal to the capitalized amount of the remaining lease payments under any Synthetic Lease that would appear on a balance sheet of such person in accordance with GAAP if such obligations were accounted for as Capital Lease Obligations. "Synthetic Purchase Agreement" shall mean any swap, derivative or other agreement or combination of agreements pursuant to which Holdings, the Borrower or any Subsidiary is or may become obligated to make (a) any payment in connection with a purchase by any third party from a person other than Holdings, the Borrower or any Subsidiary of any Equity Interest or Restricted Indebtedness or (b) any payment (other than on account of a permitted purchase by it of any Equity Interest or Restricted Indebtedness) the amount of which is determined by reference to the price or value at any time of any Equity Interest or Restricted Indebtedness; provided that no phantom stock or similar plan providing for payments only to current or former directors, officers or employees of Holdings, the Borrower or the Subsidiaries (or to their heirs or estates) shall be deemed to be a Synthetic Purchase Agreement.
"Tax Sharing Agreement" shall mean the Tax Sharing Agreement dated as of August 22, 1996, among Holdings, the Borrower and certain Subsidiaries.
"Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges, liabilities or withholdings imposed by any Governmental Authority.
"Term  Borrowing"  shall  mean  a  Borrowing  comprised  of  Term  Loans.
"Term Lender" shall mean a Lender with a Term Loan Commitment or an outstanding Term Loan.
"Term Loan Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Term Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Term Loan Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.
"Term  Loan  Maturity  Date"  shall  mean  August  20,  2010.
"Term Loans" shall mean the term loans made by the Lenders to the Borrower pursuant to clause (a) of Section 2.01.
"Total Debt" shall mean, at any time, the total Indebtedness of the Borrower and the Subsidiaries at such time.
"Total Revolving Credit Commitment" shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time. The initial Total Revolving Credit Commitment is $30,000,000.
"Transactions" shall have the meaning assigned to such term in Section 3.02. "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term "Rate" shall include the Adjusted LIBO Rate and the Alternate Base Rate.
"USA Patriot Act" shall mean The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)). "White River" shall mean White River Ventures, Inc., a Delaware corporation, and its successors and assigns.
"wholly owned Subsidiary" of any person shall mean a subsidiary of such person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, Controlled or held by such person or one or more wholly owned Subsidiaries of such person or by such person and one or more wholly owned Subsidiaries of such person.
"Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall"; and the words "asset" and "property" shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
     All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.
SECTION 1.03. Pro Forma Calculations. With respect to any period during which any Permitted Acquisition or Asset Sale of the type described in clause
(b) of the definition of the term "Pro Forma Basis" occurs as permitted pursuant to the terms hereof, the Leverage Ratio and the Interest Coverage Ratio shall be calculated with respect to such period and such Permitted Acquisition or Asset Sale on a Pro Forma Basis.
SECTION 1.04. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").
ARTICLE  II

THE  CREDITS
SECTION 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, (a) to make a Term Loan to the Borrower on the Closing Date in a principal amount not to exceed its Term Loan Commitment, and
(b) to make Revolving Loans to the Borrower, at any time and from time to time after the Closing Date, and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Credit Commitment. Within the limits set forth in clause (b) of the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of Term Loans may not be reborrowed.
SECTION 2.02. Loans. (a) Each Loan (other than Swingline Loans) shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for Loans deemed made pursuant to Section 2.02(f), the Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $500,000 and not less than $1,000,000 or (ii) equal to the remaining available balance of the applicable Commitments.
(b) Subject to Sections 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in more than eight Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.
(c) Except with respect to Loans made pursuant to Section 2.02(f), each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 1:00 p.m., New York City time, and the Administrative Agent shall promptly credit the amounts so received to an account designated by the Borrower in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so  received  to  the  respective  Lenders.
(d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, (A) for the first two days following the date such amount is made available to the Borrower, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error) and (B) thereafter, at the Alternate Base Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.
(e) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Revolving Credit Borrowing if the Interest Period requested with respect thereto would end after the Revolving Credit Maturity Date.
(f) If the Issuing Bank shall not have received from the Borrower the payment required to be made by Section 2.23(e) within the time specified in such Section, the Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each Revolving Credit Lender of such L/C Disbursement and its Pro Rata Percentage thereof. Each Revolving Credit Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., New York City time, on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 (noon), New York City time, on any day, not later than 10:00 a.m., New York City time, on the immediately following Business Day), an amount equal to such Lender's Pro Rata Percentage of such L/C Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan of such Lender and such payment shall be deemed to have reduced the L/C Exposure), and the Administrative Agent will promptly pay to the Issuing Bank amounts so received by it from the Revolving Credit Lenders. The Administrative Agent will promptly pay to the Issuing Bank any amounts received by it from the Borrower pursuant to Section 2.23(e) prior to the time that any Revolving Credit Lender makes any payment pursuant to this paragraph (f); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to the Issuing Bank, as their interests may appear. If any Revolving Credit Lender shall not have made its Pro Rata Percentage of such L/C Disbursement available to the Administrative Agent as provided above, such Lender and the Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Administrative Agent for the account of the Issuing Bank at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to Section 2.06(a), and (ii) in the case of such Lender, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.
SECTION 2.03. Borrowing Procedure. In order to request a Borrowing (other than a Swingline Loan or a deemed Borrowing pursuant to Section 2.02(f), as to which this Section 2.03 shall not apply and other than any Borrowing to be made on the Closing Date, in respect of which the related Borrowing Request must be hand delivered or faxed to the Administrative Agent (or made by telephone promptly followed by hand delivery or fax of a duly completed Borrowing Request)
     not later than 12:00 (noon), New York City time, one Business Day prior to the Closing Date, regardless of whether any such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing), the Borrower shall hand deliver or fax to the Administrative Agent a duly completed Borrowing Request (or shall make such request by telephone promptly followed by the hand delivery or fax of a duly completed Borrowing Request) (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 1:00 p.m., New York City time, one Business Day before a proposed Borrowing. Each Borrowing Request shall be irrevocable, shall be signed by or on behalf of the Borrower and shall specify the following information: (i) whether the Borrowing then being requested is to be a Term Borrowing or a Revolving Credit Borrowing, and whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing;
(ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed; (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto (which, in the case of any Eurodollar Borrowing to be made on the Closing Date, shall be an Interest Period of one month); provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender's portion of the requested Borrowing.
SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender (i) the principal amount of each Term Loan of such Lender as provided in Section 2.11 and (ii) the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Credit Maturity Date. The Borrower hereby promises to pay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the Revolving Credit Maturity Date.
(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.
(c)     The Administrative Agent shall maintain accounts in which it will record
     (i) the amount of each Loan made hereunder, the Type thereof and, if applicable, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower or any Guarantor and each Lender's share thereof.
(d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.
(e) Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form and substance reasonably acceptable to the Administrative Agent and the Borrower. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.
SECTION 2.05. Fees. (a) The Borrower agrees to pay to each Lender, through the Administrative Agent, on the last Business Day of March, June,
September and December in each year and on each date on which any Commitment of such Lender shall expire or be terminated as provided herein, a commitment fee (a "Commitment Fee") at a rate per annum equal to the Applicable Percentage in effect from time to time on the daily unused amount of the Revolving Credit Commitment of such Lender during the preceding quarter (or other period commencing with the date hereof or ending with the Revolving Credit Maturity Date or the date on which the Commitments of such Lender shall expire or be terminated). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the date hereof and shall cease to accrue on the date on which the Commitment of such Lender shall expire or be terminated as provided herein. For purposes of calculating Commitment Fees only, no portion of the Revolving Credit Commitments shall be deemed utilized as a result of outstanding Swingline Loans.
(b) The Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees set forth in the Fee Letter at the times and in the  amounts  specified  therein  (the  "Administrative  Agent  Fees").
(c) The Borrower agrees to pay (i) to each Revolving Credit Lender, through the Administrative Agent, on the last Business Day of March, June, September and
     December of each year and on the date on which the Revolving Credit Commitment of such Lender shall be terminated as provided herein, a fee (an "L/C Participation Fee") calculated on such Lender's Pro Rata Percentage of the daily aggregate L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements) during the preceding quarter (or shorter period commencing with the date hereof or ending with the Revolving Credit Maturity Date or the date on which all Letters of Credit have been canceled or have expired and the Revolving Credit Commitments of all Lenders shall have been terminated) at a rate per annum equal to the Applicable Percentage from time to time used to determine the interest rate on Revolving Credit Borrowings comprised of Eurodollar Loans pursuant to Section 2.06, and (ii) to the Issuing Bank with respect to each Letter of Credit, the fronting fees separately agreed upon from time to time between the Borrower and the Issuing Bank and the standard issuance and administrative fees specified from time to time by the Issuing Bank (the "Issuing Bank Fees"). All L/C Participation Fees and Issuing Bank Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.
(d) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that the Issuing Bank Fees shall be paid directly to the Issuing Bank. Once paid, none of the Fees shall be refundable under any circumstances.
SECTION 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing, including each Swingline Loan, shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times and calculated from and including the date of such Borrowing to but excluding the date of repayment thereof) at a rate per annum equal to the Alternate Base Rate plus the Applicable Percentage in effect from time to time.
(b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the
     Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage in effect from time to time.
(c)     Interest  on  each  Loan  shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.
SECTION 2.07. Default Interest. Any amount (whether of principal, interest, Fees or otherwise) not paid when due hereunder or under any other Loan
Document shall bear interest, to the extent permitted by law (after as well as before judgment), payable on demand, (a) in the case of principal, at the rate otherwise applicable thereto pursuant to Section 2.06 plus 2.00% per annum and
(b) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) equal to the rate that would be applicable to an ABR Term Loan plus 2.00% per annum.
SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or fax notice of such determination to the Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurodollar Borrowing pursuant to
Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent under this Section 2.08 shall be conclusive absent manifest error.
SECTION 2.09. Termination and Reduction of Commitments. (a) The Term Loan Commitments shall automatically terminate upon the making of the Term Loans on the Closing Date. The Revolving Credit Commitments and the Swingline Commitment shall automatically terminate on the Revolving Credit Maturity Date. The L/C Commitment shall automatically terminate on the earlier to occur of (i) the termination of the Revolving Credit Commitments and (ii) the date 30 days prior to the Revolving Credit Maturity Date. Notwithstanding the foregoing, all the Commitments shall automatically terminate at 5:00 p.m., New York City time, on
August  20,  2004,  if  the initial Credit Event shall not have occurred by such time.
(b) Upon at least three Business Days' prior written or fax notice (or telephone notice promptly confirmed by written or fax notice) to the
Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Term Loan Commitments or the Revolving Credit Commitments; provided, however, that (i) each partial reduction of the Term Loan Commitments or the Revolving Credit Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000 and (ii) the Total Revolving Credit Commitment shall not be reduced to an amount that is less than the sum of the Aggregate Revolving Credit Exposure at the time. Each notice delivered by the Borrower pursuant to this Section 2.09(b) shall be irrevocable; provided, however, that a notice of termination of Revolving Credit Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date of such other credit facilities) if such condition is not satisfied.
(c) Each reduction in the Term Loan Commitments or the Revolving Credit Commitments hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments. The Borrower shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to but excluding the date of such termination  or  reduction.
SECTION 2.10. Conversion and Continuation of Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the
Administrative Agent (a) not later than 12:00 (noon), New York City time, one Business Day prior to conversion, to convert any Eurodollar Borrowing into an ABR Borrowing, (b) not later than 1:00 p.m., New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period, and (c) not later than 1:00 p.m., New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:
(i)     the  Borrower  may  not  convert the Interest Period with respect to any
Eurodollar Borrowing made on the Closing Date prior to the last day of the Interest Period in effect therefor;
(ii)     each  conversion  or  continuation  shall  be  made  pro rata among the
Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;
(iii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations  specified  in  Sections  2.02(a)  and  2.02(b)  regarding  the principal  amount  and  maximum  number  of  Borrowings  of  the  relevant Type;
(iv) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;
(v) if any Eurodollar Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;
(vi) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;
(vii) any portion of a Eurodollar Borrowing that cannot be converted into or continued as a Eurodollar Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect  for  such  Borrowing  into  an  ABR  Borrowing;
(viii) no Interest Period may be selected for any Eurodollar Term Borrowing that would end later than a Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurodollar Term Borrowings with Interest Periods ending on or prior to such Repayment Date and (B) the ABR Term Borrowings would not be at least equal to the principal amount of Term Borrowings to be paid on such Repayment Date; and
(ix) upon notice to the Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of an Event of Default, no outstanding Loan may be converted into, or continued as, a Eurodollar Loan.
     Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender's portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this
Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into an ABR Borrowing.
SECTION 2.11. Repayment of Term Borrowings. (a) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being called a "Repayment Date"), a principal amount of the Term Loans (as adjusted from time to time pursuant to Sections 2.11(b), 2.12 and 2.13(f)) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:
                            REPAYMENT DATE     AMOUNT
                            --------------     ------

                                                 September 30, 2004     $443,750
                                                  December 31, 2004     $443,750
                                                     March 31, 2005     $443,750
                                                      June 30, 2005     $443,750
                                                 September 30, 2005     $443,750
                                                  December 31, 2005     $443,750
                                                     March 31, 2006     $443,750
                                                      June 30, 2006     $443,750
                                                 September 30, 2006     $443,750
                                                  December 31, 2006     $443,750
                                                     March 31, 2007     $443,750
                                                      June 30, 2007     $443,750
                                                 September 30, 2007     $443,750
                                                  December 31, 2007     $443,750
                                                     March 31, 2008     $443,750
                                                      June 30, 2008     $443,750
                                                 September 30, 2008     $443,750
                                                  December 31, 2008     $443,750
                                                     March 31, 2009     $443,750
                                                      June 30, 2009     $443,750
                                                 September 30, 2009     $443,750
                                                  December 31, 2009     $443,750
                                                     March 31, 2010     $443,750
                                                      June 30, 2010     $443,750
                                        Term Loan Maturity Date     $166,850,000

(b) In the event and on each occasion that the Term Loan Commitments shall be reduced or shall expire or terminate other than as a result of the making of a Term Loan, the installments payable on each Repayment Date shall be reduced pro rata by an aggregate amount equal to the amount of such reduction, expiration or termination.
(c) To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.
(d) All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.
SECTION 2.12. Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days' prior written or fax notice (or telephone notice promptly confirmed by written or fax notice) in the case of Eurodollar Loans, or written or fax notice (or telephone notice promptly confirmed by written or fax notice) at least one Business Day prior to the date of prepayment in the case of ABR Loans, to the Administrative Agent before 11:00 a.m., New York City time; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000.
(b) Optional prepayments of Term Loans shall be applied first, in chronological order to the installments of principal in respect of the Terms Loans scheduled to be paid within 12 months after such optional prepayment and second, pro rata against the remaining scheduled installments of principal due in respect of the Term Loans.
(c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein; provided, however, that a notice of prepayment delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date of such other credit facilities) if such condition is not satisfied (it being understood and agreed that upon receipt by the Administrative Agent of any such notice conditioned upon the effectiveness of other credit facilities, all Loans will be converted into ABR Loans and that Section 2.16 shall apply to such conversion). All prepayments under this Section 2.12 shall be subject to Section 2.16 but otherwise without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

SECTION 2.13. Mandatory Prepayments. (a) In the event of any termination of all the Revolving Credit Commitments, the Borrower shall, on the date of such termination, repay or prepay all its outstanding Revolving Credit Borrowings and all outstanding Swingline Loans and replace (or make other arrangements satisfactory to the Administrative Agent and the Issuing Bank with respect to) all outstanding Letters of Credit. If as a result of any partial reduction of the Revolving Credit Commitments the Aggregate Revolving Credit Exposure would exceed the Total Revolving Credit Commitment after giving effect thereto, then the Borrower shall, on the date of such reduction, repay or prepay Revolving Credit Borrowings or Swingline Loans (or a combination thereof) and/or replace (or make other arrangements satisfactory to the Administrative Agent and the Issuing Bank with respect to) Letters of Credit in an amount sufficient to eliminate such excess.
(b) Not later than the third Business Day following the receipt of Net Cash Proceeds in respect of any Asset Sale, the Borrower shall apply 100% of the Net Cash Proceeds received with respect thereto to prepay outstanding Term Loans in accordance with Section 2.13(f).
(c) In the event and on each occasion that an Equity Issuance occurs, the Borrower shall, substantially simultaneously with (and in any event not later than the third Business Day next following) the occurrence of such Equity
Issuance, apply 50% of the Net Cash Proceeds therefrom to prepay outstanding Term Loans in accordance with Section 2.13(f).
(d) No later than the earlier of (i) 95 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on December 31, 2005, and (ii) the fifth Business Day after the financial statements with respect to such period are delivered pursuant to Section 5.04(a), the Borrower shall prepay outstanding Term Loans in accordance with Section 2.13(f) in an aggregate principal amount equal to 75% of Excess Cash Flow for the fiscal year then ended; provided, however, that in the event the Leverage Ratio at the end of such fiscal year was less than 3.00 to 1.00, then such amount shall be reduced to 50% of such Excess Cash Flow.
(e) In the event that any Loan Party or any subsidiary of a Loan Party shall receive Net Cash Proceeds from the issuance or other disposition of Indebtedness for money borrowed of any Loan Party or any subsidiary of a Loan Party (other than any cash proceeds from the issuance of Indebtedness for money borrowed permitted pursuant to Section 6.01), the Borrower shall, substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds by such Loan Party or such subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans in accordance with Section 2.13(f).
(f) Mandatory prepayments of outstanding Term Loans under this Agreement shall be applied first, in chronological order to the installments of principal in respect of Term Loans scheduled to be paid within 12 months after such mandatory prepayment and second, pro rata against the remaining scheduled installments of principal due in respect of the Term Loans.
(g) The Borrower shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.13, (i) a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three days prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. All prepayments of Borrowings under this Section 2.13 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.
SECTION 2.14. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if any Change in Law (other than any Change in Law that relates to Taxes) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or the Issuing Bank (except any such reserve requirement which is reflected in the Adjusted LIBO Rate) or shall impose on such Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein, and the result of any of the foregoing shall be to increase the cost to such Lender or the Issuing Bank of making or maintaining any Eurodollar Loan or increase the cost to any Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender or the Issuing Bank to be material, then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, upon demand such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered, except to the extent that such Lender or the Issuing Bank is compensated pursuant to
Section  2.20.
(b) If any Lender or the Issuing Bank shall have determined that any Change in Law regarding capital adequacy has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made or participations in Letters of Credit purchased by such Lender pursuant hereto or the Letters of Credit issued by the Issuing Bank pursuant hereto to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy) by an amount deemed by such Lender or the Issuing Bank to be material, then from time to time the Borrower shall pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.
(c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) above shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.
(d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be under any obligation to compensate any Lender or the Issuing Bank under paragraph (a) or (b) above with respect to increased costs or reductions with respect to any period prior to the date that is 120 days prior to such request if such Lender or the Issuing Bank knew or could reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased compensation by reason of such increased costs or reductions; provided further that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Change in Law within such 120-day period. The protection of this Section shall be available to each Lender and the Issuing Bank regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed.
SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:
(i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans), whereupon any request for a Eurodollar Borrowing (or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such or to convert a Eurodollar Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and
(ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.
In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.
(b) For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.
SECTION 2.16. Indemnity. The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of
(a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error.
SECTION  2.17.     Pro Rata Treatment.  Except as provided below in this Section
2.17 with respect to Swingline Loans and as required under Section 2.15, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees, each reduction of the Term Loan Commitments or the Revolving Credit Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). For purposes of determining the available Revolving Credit Commitments of the Lenders at any time, each outstanding Swingline Loan shall be deemed to have utilized the Revolving Credit Commitments of the Lenders (including those Lenders which shall not have made Swingline Loans) pro rata in accordance with such respective Revolving Credit Commitments. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.
SECTION 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or any other Loan Party, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans or L/C Disbursement as a result of which the unpaid principal portion of its Loans and participations in L/C Disbursements shall be proportionately less than the unpaid principal portion of the Loans and participations in L/C Disbursements of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans and L/C Exposure of such other Lender, so that the aggregate unpaid principal amount of the Loans and L/C Exposure and participations in Loans and L/C Exposure held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans and L/C Exposure then outstanding as the principal amount of its Loans and L/C Exposure prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans and L/C Exposure outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower and Holdings expressly consent to the foregoing arrangements and agree that any Lender holding a participation in a Loan or L/C Disbursement deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower and Holdings to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.
SECTION 2.19. Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any L/C Disbursement or any Fees or other amounts) hereunder and under any other Loan Document not later than 1:00 p.m., New York City time, on the date when due in immediately available dollars, without setoff, defense or counterclaim. Each such payment (other than (i) Issuing Bank Fees, which shall be paid directly to the Issuing Bank, and (ii) principal of and interest on Swingline Loans, which shall be paid directly to the Swingline Lender except as otherwise provided in Section 2.22(e)) shall be made to the Administrative Agent at its offices at Eleven Madison Avenue, New York, New York 10010. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof.
(b) Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment shall be made on the next preceding Business Day.
SECTION 2.20. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower or any other Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any other Loan Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, such Lender or the Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Loan Party shall make such deductions and (iii) the Borrower or such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.
(b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
(c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any other Loan Party hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.
(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or any other Loan Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(e) Each Foreign Lender shall deliver to the Borrower and the Administrative Agent, on or before the date on which such Foreign Lender becomes a Lender under this Agreement, either:
(i) two duly completed and signed copies of either Internal Revenue Service Form W-8BEN (claiming a complete exemption from U.S. withholding tax under an applicable treaty) or its successor form or Form W-8ECI (claiming a complete exemption from U.S. withholding tax as effectively connected income) or its successor form and related applicable forms, as the case may be; or
(ii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a "bank" within the meaning of
Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a
"controlled foreign corporation" described in Section 881(c)(3)(C) of the Code, and (y) two duly completed and signed copies of Internal Revenue Service Form W-8BEN or its successor form and related applicable forms;
provided, however, that, in the case of a Foreign Lender that becomes a Lender under this Agreement pursuant to a transfer of interest under Section 9.04, such Foreign Lender's obligation to deliver such documentation to the Borrower shall not apply to the extent that the transferor of such interest was entitled to receive additional amounts from the Borrower under this Section 2.20. Further, each Foreign Lender agrees to deliver to the Borrower and the Administrative Agent two further duly completed and signed copies of the above referenced forms, or successor and related applicable forms, on or before the date that any such form expires or becomes obsolete and promptly after the occurrence of any event requiring a change from the most recent form(s) previously delivered by it in accordance with applicable U.S. laws and regulations and to deliver promptly to the Borrower and the Administrative Agent such additional statements and forms as shall be reasonably requested by Borrower from time to time unless, in any such case, any change in law or regulation has occurred subsequent to the date such Foreign Lender became a party to this Agreement which renders all such forms inapplicable or which would prevent such Lender from properly completing and executing any such form with respect to it and such Lender promptly notifies the Borrower and the Administrative Agent if it is no longer able to deliver, or if it is required to withdraw or cancel, any form or statement previously delivered by it pursuant to this Section 2.20(e).
(f) If the Administrative Agent, the Issuing Bank or a Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this
Section 2.20, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.20 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, the Issuing Bank or such Lender and without interest
(other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, the Issuing Bank or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, the Issuing Bank or such Lender in the event the Administrative Agent, the Issuing Bank or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent, the Issuing Bank or any Lender to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrower or any other person.
SECTION 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender or the Issuing Bank delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender or the Issuing Bank delivers a notice described in Section 2.15, (iii) the Borrower is required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority on account of any Lender or the Issuing Bank pursuant to Section 2.20 or (iv) any Lender refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrower that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender or the Issuing Bank and the Administrative Agent, require such Lender or the Issuing Bank to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement (or, in the case of clause (iv) above, all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification) to an assignee that shall assume such assigned obligations and, with respect to clause
(iv) above, shall consent to such requested amendment, waiver or other modification of any Loan Document (which assignee may be another Lender, if a Lender accepts such assignment); provided that (w) in the case of an assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.20, such assignment will result in such compensation or payments, (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Credit Commitment is being assigned, of the Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, and (z) the Borrower or such assignee shall have paid to the affected Lender or the Issuing Bank in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans or L/C Disbursements of such Lender or the Issuing Bank, respectively, plus all Fees and other amounts accrued for the account of such Lender or the Issuing Bank hereunder (including any amounts under Section 2.14 and Section 2.16); provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender's or the Issuing Bank's claim for compensation under Section 2.14 or notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender or the Issuing Bank to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender or the Issuing Bank pursuant to paragraph (b) below), or if such Lender or the Issuing Bank shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification, as the case may be, then such Lender or the Issuing Bank shall not thereafter be required to make any such transfer and assignment hereunder. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender's interests hereunder in the circumstances contemplated by this Section 2.21(a).
(b)     If  (i)  any Lender or the Issuing Bank shall request compensation under
Section 2.14, (ii) any Lender or the Issuing Bank delivers a notice described in
     Section 2.15 or (iii) the Borrower is required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority on account of any Lender or the Issuing Bank, pursuant to Section 2.20, then such Lender or the Issuing Bank shall use reasonable efforts (which shall not require such Lender or the Issuing Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to
Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the Issuing Bank in connection with any such filing or assignment, delegation and transfer.
SECTION 2.22. Swingline Loans. (a) Swingline Commitment. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, the Swingline Lender agrees to make loans to the Borrower at any time and from time to time on and after the Closing Date and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitments in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of all Swingline Loans exceeding $5,000,000 in the aggregate or (ii) the Aggregate Revolving Credit Exposure, after giving effect to any Swingline Loan, exceeding the Total Revolving Credit Commitment. Each Swingline Loan shall be in a principal amount that is an integral multiple of $250,000. The Swingline Commitment may be terminated or reduced from time to time as provided herein. Within the foregoing limits, the Borrower may borrow, pay or prepay and reborrow Swingline Loans hereunder, subject to the terms, conditions and limitations set forth herein.
(b) Swingline Loans. The Borrower shall notify the Swingline Lender and the Administrative Agent by fax, or by telephone (confirmed by fax), not later than 1:00 p.m., New York City time, on the day of a proposed Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and amount of such Swingline Loan and the wire transfer instructions for the account of the Borrower to which the proceeds of the Swingline Loan should be transferred. The Swingline Lender shall make each Swingline Loan by wire transfer to the account specified in such request.
(c) Prepayment. The Borrower shall have the right at any time and from time to time to prepay any Swingline Loan, in whole or in part, upon giving written or fax notice (or telephone notice promptly confirmed by written or fax notice) to the Swingline Lender and to the Administrative Agent before 12:00 (noon), New York City time, on the date of prepayment at the Swingline Lender's address for notices specified on Schedule 2.01.
(d) Interest. Each Swingline Loan shall be an ABR Loan and, subject to the provisions of Section 2.07, shall bear interest as provided in Section 2.06(a).
(e) Participations. The Swingline Lender may by written notice given to the Administrative Agent not later than 1:00 p.m., New York City time, on any Business Day require the Revolving Credit Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Credit Lenders will participate. The Administrative Agent will, promptly upon receipt of such notice, give notice to each Revolving Credit Lender, specifying in such notice such Lender's Pro Rata Percentage of such Swingline Loan or Loans. In furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Revolving Credit Lender's Pro Rata Percentage of such Swingline Loan or Loans. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Credit Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Lender (and Section 2.02(c) shall apply, mutatis mutandis, to the payment obligations of the Lenders) and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other person on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower (or other person liable for obligations of the Borrower) of any default in the payment thereof.
SECTION 2.23. Letters of Credit. (a) General. The Borrower may request the issuance of a Letter of Credit for its own account or for the account of any of its wholly owned Subsidiaries (in which case the Borrower and such wholly owned Subsidiary shall be co-applicants with respect to such Letter of Credit), in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time while the L/C Commitment remains in effect. This Section shall not be construed to impose an obligation upon the Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement.
(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the Borrower shall hand deliver or fax to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (i) the L/C Exposure shall not exceed $15,000,000 and (ii) the Aggregate Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment.
(c) Expiration Date. Each Letter of Credit shall expire at the close of business on the earlier of the date one year after the date of the issuance of such Letter of Credit and the date that is five Business Days prior to the Revolving Credit Maturity Date, unless such Letter of Credit expires by its terms on an earlier date; provided, however, that a Letter of Credit may, upon the request of the Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Revolving Credit Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least 30 days prior to the then-applicable expiration date that such Letter of Credit will not be renewed.
(d) Participations. By the issuance of a Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Credit Lender, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Pro Rata Percentage of each L/C Disbursement made by the Issuing Bank and not reimbursed by the Borrower (or, if applicable, another person pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.02(f). Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
(e) Reimbursement. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall pay to the Administrative Agent an amount equal to such L/C Disbursement not later than two hours after the Borrower shall have received notice from the Issuing Bank that payment of such draft will be made, or, if the Borrower shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day.
(f) Obligations Absolute. The Borrower's obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:
(i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;
(ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;
(iii) the existence of any claim, setoff, defense or other right that the Borrower, any other person guaranteeing, or otherwise obligated with, the Borrower, any Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, the Issuing Bank, the Administrative Agent or any Lender or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;
(iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
(v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and
(vi)     any  other  act  or omission to act or delay of any kind of the Issuing
Bank, any Lender, the Administrative Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the Borrower's obligations hereunder.
     Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrower hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or wilful misconduct of the Issuing Bank. However, the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's gross negligence or wilful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; it is understood that the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) the Issuing Bank's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct or gross negligence of the Issuing Bank.
(g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall as promptly as possible give telephonic notification, confirmed by fax, to the Administrative Agent and the Borrower of such demand for payment and whether the Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Credit Lenders with respect to any such L/C Disbursement.
(h) Interim Interest. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the Borrower shall reimburse such
     L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of the Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by the Borrower or the date on which interest shall commence to accrue thereon as provided in Section 2.02(f), at the rate per annum that would apply to such amount if such amount were an ABR Revolving Loan.
(i) Resignation or Removal of the Issuing Bank. The Issuing Bank may resign at any time by giving 30 days' prior written notice to the Administrative Agent, the Lenders and the Borrower, and may be removed at any time by the Borrower by notice to the Issuing Bank, the Administrative Agent and the Lenders. Upon the acceptance of any appointment as the Issuing Bank hereunder by a Lender that shall agree to serve as successor Issuing Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank and the retiring Issuing Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the Borrower shall pay all accrued and unpaid fees pursuant to Section 2.05(c)(ii). The acceptance of any appointment as the Issuing Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or removal of the Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.
(j) Cash Collateralization. If any Event of Default shall occur and be continuing, the Borrower shall, on the Business Day it receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Revolving Credit Lenders, an amount in cash equal to the L/C Exposure as of such date. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall
(i) automatically be applied by the Administrative Agent to reimburse the Issuing Bank for L/C Disbursements for which it has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Exposure at such time and (iii) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.
(k) Additional Issuing Banks. The Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as an issuing bank under the terms of this Agreement. Any Lender designated as an issuing bank pursuant to this paragraph (k) shall be deemed to be an "Issuing Bank" (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Bank and such Lender.
ARTICLE  III

REPRESENTATIONS  AND  WARRANTIES
     Each of Holdings and the Borrower represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders that:
SECTION 3.01. Organization; Powers. Holdings, the Borrower and each of the Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder.
SECTION 3.02. Authorization. The execution, delivery and performance by each Loan Party of each of the Loan Documents and the transactions contemplated hereby and thereby (including the borrowings hereunder, the Self Tender, the repayment of all amounts outstanding or due under, and the termination of, the Existing Credit Agreement and the payment of related fees and expenses) (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation in any material respect, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings, the Borrower or any Subsidiary,
(B) any order of any Governmental Authority or (C) in any material respect, any provision of any material indenture, agreement or other instrument to which Holdings, the Borrower or any Subsidiary is a party or by which any of them or any material portion of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents).
SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by Holdings and the Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.
SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (a) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (b) recordation of the Mortgages, (c) the filing with the Securities and Exchange Commission of the Issuer Tender Offer Statement and any amendments thereto and (d) such as have been made or obtained and are in full force and effect or which are not material to the consummation of the Transactions.
SECTION 3.05. Financial Statements. (a) Holdings has heretofore furnished to the Lenders its consolidated balance sheets and related statements of income, stockholder's equity and cash flows (i) as of and for the fiscal year ended December 31, 2003, audited by and accompanied by the opinion of PricewaterhouseCoopers LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended June 30, 2004, certified by its chief financial officer. Such financial statements present fairly the financial condition and results of operations and cash flows of Holdings and its consolidated subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of Holdings and its consolidated subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis.
(b) Holdings has heretofore delivered to the Lenders its unaudited pro forma consolidated balance sheet and related statements of income and cash flows as of June 30, 2004, prepared giving effect to the Transactions as if they had occurred, with respect to such balance sheet, on such date and, with respect to such other financial statements, on the first day of the 12-month period ending on such date. Such pro forma financial statements (i) have been prepared in good faith by Holdings, based on the assumptions used to prepare the pro forma financial information contained in the Confidential Information Memorandum (which assumptions are believed by the Borrower on the date hereof and on the Closing Date to be reasonable (it being understood that such assumptions are based on good faith estimates with respect to certain items and that the actual amounts of such items on the Closing Date are subject to variation)), (ii) are based on the best information available to Holdings as of the date of delivery thereof and (iii) subject to the assumptions and qualifications described in the Confidential Information Memorandum, accurately reflect all adjustments required to be made to give effect to the Transactions and present fairly in all material respects on a pro forma basis the estimated consolidated financial position of Holdings and its consolidated subsidiaries as of such date and for such period, assuming that the Transactions had actually occurred at such date or at the beginning of such period, as the case may be.
SECTION 3.06. No Material Adverse Change. No event, change or condition has occurred that has had, or could reasonably be expected to have, a material adverse effect on the business, assets, liabilities, financial condition or results of operations of Holdings, the Borrower and the Subsidiaries, taken as a whole, since December 31, 2003.
SECTION 3.07. Title to Properties; Possession Under Leases. (a) Each of Holdings, the Borrower and the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets (including all Mortgaged Property), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.
(b) Each of Holdings, the Borrower and the Subsidiaries has complied in all material respects with all obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of Holdings, the
     Borrower and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.
(c) Neither Holdings nor the Borrower has received any notice of, nor has any knowledge of, any pending or contemplated condemnation proceeding affecting the Mortgaged Properties or any sale or disposition thereof in lieu of condemnation.
(d) None of Holdings, the Borrower or any of the Subsidiaries is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein.
SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Closing Date a list of all Subsidiaries and the direct or indirect percentage ownership interest of Holdings or the Borrower therein. The shares of capital stock or other ownership interests so indicated on Schedule 3.08 are fully paid and non-assessable and are owned by Holdings or the Borrower, directly or indirectly, free and clear of all Liens (other than Liens created under the Security Documents).
SECTION 3.09.     Litigation; Compliance with Laws.  (a)  Except as set forth on
     Schedule 3.09, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Holdings or the Borrower, threatened against or affecting Holdings or the Borrower or any Subsidiary or any business, property or rights of any such person (i) that involve any Loan Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
(b) Since the date of this Agreement, there has been no change in the status of the matters disclosed on Schedule 3.09 that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.
(c) None of Holdings, the Borrower or any of the Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation (including any zoning, building, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Property, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.
SECTION 3.10. Agreements. (a) None of Holdings, the Borrower or any of the Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(b) None of Holdings, the Borrower or any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.
SECTION 3.11. Federal Reserve Regulations. (a) None of Holdings, the Borrower or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.
(b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.
SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. None of Holdings, the Borrower or any Subsidiary is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.
SECTION 3.13. Use of Proceeds. The Borrower will use the proceeds of the Loans and will request the issuance of Letters of Credit only for the purposes specified in the preamble to this Agreement.
SECTION 3.14. Tax Returns. Each of Holdings, the Borrower and the Subsidiaries has filed or caused to be filed all Federal and all material state, local and foreign Tax returns or materials required to have been filed by it and has paid or caused to be paid all material Taxes shown thereon to be due and payable by it and all material assessments received by it, except Taxes that are being contested in good faith by appropriate proceedings and for which Holdings, the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves.
SECTION 3.15. No Material Misstatements. None of (a) the Confidential Information Memorandum or (b) any other information, report, financial statement, exhibit or schedule furnished by or on behalf of Holdings or the Borrower to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, when taken as a whole, contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, each of Holdings and the Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.
SECTION 3.16. Employee Benefit Plans. Except as set forth on Schedule 3.16, each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of the Borrower or any of its ERISA Affiliates.
SECTION  3.17.     Environmental  Matters.  (a)  Except as set forth on Schedule
3.17 and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of Holdings, the Borrower or any of the Subsidiaries (i) has failed to comply with any Environmental Law (nor will the continued operation of their material properties and assets as currently conducted violate any Environmental
Law) or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.
(b) Since the date of this Agreement, there has been no change in the status of the matters disclosed on Schedule 3.17 that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.
SECTION 3.18. Insurance. Schedule 3.18 sets forth a true, complete and correct summary description of all insurance maintained by the Borrower or by the Borrower for its Subsidiaries as of the date hereof and the Closing Date. As of each such date, such insurance is in full force and effect and all premiums have been duly paid. The Borrower and the Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.
SECTION 3.19. Security Documents. (a) The Guarantee and Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) and the proceeds thereof and
(i) when the Pledged Collateral (as defined in the Guarantee and Collateral Agreement) is delivered to the Collateral Agent, the Lien created under the Guarantee and Collateral Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the
     Loan Parties in such Pledged Collateral, in each case prior and superior in right to any other person, and (ii) when financing statements in appropriate form are filed in the offices specified on Schedule 3.19, the Lien created under the Guarantee and Collateral Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral (other than Intellectual Property, as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by
Section  6.02  and  Liens  having  priority  by  operation  of  law.
(b) Upon the recordation of the Guarantee and Collateral Agreement (or a short-form agreement thereof) with the United States Patent and Trademark Office and the United States Copyright Office, together with the financing statements in appropriate form filed in the offices specified on Schedule 3.19, the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Guarantee and Collateral Agreement) in which a security interest may be perfected by filing in the United States and its territories and possessions, in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the date hereof).
(c) The Mortgages are effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Loan Parties' right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when the Mortgages are filed in the appropriate mortgage filing offices specified by the Borrower, the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other person, other than with respect to the rights of persons pursuant to Liens expressly permitted by Section 6.02 and Liens having priority by operation of law.
SECTION 3.20. Location of Real Property and Leased Premises. (a) Schedule 3.20(a) lists completely and correctly as of the Closing Date all real property owned by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries own in fee all the real property set forth on
Schedule  3.20(a).
(b) Schedule 3.20(b) lists completely and correctly as of the Closing Date all real property leased by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries have valid leases in all the real property set forth on Schedule 3.20(b).
SECTION 3.21. Labor Matters. As of the date hereof and the Closing Date, there are no strikes, lockouts or slowdowns against Holdings, the Borrower or any Subsidiary pending or, to the knowledge of Holdings or the Borrower, threatened. The hours worked by and payments made to employees of Holdings, the
     Borrower and the Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All material payments due from Holdings, the Borrower or any Subsidiary, or for which any claim may be made against Holdings, the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Holdings, the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings, the Borrower or any Subsidiary is bound.
SECTION 3.22. Solvency. Immediately after the consummation of the Transactions to occur on the Closing Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan, (a) the fair value of the assets of the Loan Parties, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Loan Parties, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Loan Parties, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Loan
Parties, taken as a whole, will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Closing Date.
ARTICLE  IV

CONDITIONS  OF  LENDING
     The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder are subject to the satisfaction of the following conditions:
SECTION 4.01. All Credit Events. On the date of each Borrowing, including each Borrowing of a Swingline Loan and on the date of each issuance, amendment, extension or renewal of a Letter of Credit (each such event being called a "Credit Event"):
(a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance, amendment, extension or renewal of such Letter of Credit as required by Section 2.23(b) or, in the case of the Borrowing of a Swingline Loan, the Swingline Lender and the Administrative Agent shall have received a notice requesting such
     Swingline  Loan  as  required  by  Section  2.22(b).
(b) The representations and warranties set forth in Article III hereof and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly  relate  to  an  earlier  date.
(c) The Borrower and each other Loan Party shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Credit Event, no Event of Default or Default shall have occurred and be continuing.
     Each Credit Event shall be deemed to constitute a representation and warranty by the Borrower and Holdings on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.
SECTION  4.02.     First  Credit  Event.  On  the  Closing  Date:
(a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of Latham & Watkins LLP, counsel for Holdings and the Borrower, substantially to the effect set forth in Exhibit F (A) dated the Closing Date, (B) addressed to the Issuing
Bank, the Administrative Agent and the Lenders, and (C) covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and Holdings and the Borrower hereby request such counsel to deliver such opinion.
(b) All legal matters incident to this Agreement, the Borrowings and extensions of credit hereunder and the other Loan Documents shall be satisfactory to the Lenders, to the Issuing Bank and to the Administrative Agent.
(c) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Closing Date and at all times at and after adoption of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Lenders, the Issuing Bank or the Administrative Agent may reasonably request.
(d) The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Borrower, confirming (i) compliance with the conditions precedent set forth in paragraphs (b) and (c) of
Section 4.01, (ii) that Holdings has received the opinion of Standard & Poor's Corporate Value Consulting referred to in the Issuer Tender Offer Statement as to Holdings's capital surplus under Delaware law and that such opinion is in form and substance satisfactory to the board of directors of Holdings and (iii) that such Financial Officer has no reason to believe, based on the best information available to Holdings and the Borrower as of the date of such certificate, that any other condition to the Self Tender (other than obtaining the financing contemplated hereby) will not be satisfied or waived by Holdings.
(e) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
(f) The Security Documents shall have been duly executed by each Loan Party that is to be a party thereto and shall be in full force and effect on the Closing Date. The Collateral Agent on behalf of the Secured Parties shall have a security interest in the Collateral of the type and priority described in each Security Document.
(g) The Collateral Agent shall have received a Perfection Certificate with respect to the Loan Parties dated the Closing Date and duly executed by a Responsible Officer of Holdings and the Borrower, and shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) of formation of such persons, in which the chief executive office of each such person is located and in the other jurisdictions in which such persons maintain property, in each case as indicated on such Perfection Certificate, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Collateral Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under Section 6.02 or have been or will be contemporaneously released or terminated.
(h) The Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 5.02 and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a customary lender's loss payable endorsement and to name the Collateral Agent as additional insured, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent.
(i) All principal, premium, if any, interest, fees and other amounts due or outstanding under the Existing Credit Agreement shall have been paid in full, the commitments thereunder terminated and all guarantees and security in support thereof discharged and released, and the Administrative Agent shall have received reasonably satisfactory evidence thereof. Immediately after giving effect to the initial Borrowing hereunder, Holdings, the Borrower and the Subsidiaries shall have outstanding no Indebtedness or preferred stock other than (a) Indebtedness outstanding under this Agreement (or, in the case of Holdings, its Guarantee of such Indebtedness) and (b) Indebtedness set forth on
Schedule  6.01.
(j) The Lenders shall have received the financial statements and opinion referred to in Section 3.05.
(k) The Lenders shall be reasonably satisfied in all respects with the Tax Sharing Agreement and any other tax sharing arrangements among Holdings and its subsidiaries after giving effect to the Transactions.
(l) The Administrative Agent shall have received a certificate in form and substance reasonably satisfactory to the Administrative Agent dated the Closing Date and signed by the Chief Financial Officer of Holdings, confirming the solvency of Holdings and its subsidiaries on a consolidated basis after giving effect to the Transactions.
(m) All requisite Governmental Authorities and third parties shall have approved or consented to the Transactions and the other transactions contemplated hereby to the extent required, all applicable appeal periods shall have expired and there shall not be any pending or threatened litigation, governmental, administrative or judicial action that could reasonably be expected to restrain, prevent or impose burdensome conditions on the Transactions or the other transactions contemplated hereby.
(n) The Lenders shall have received, to the extent requested, all documentation and other information required by regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act.
ARTICLE  V

AFFIRMATIVE  COVENANTS
     Each of Holdings and the Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full (or such Letters of Credit have been cash collateralized on terms satisfactory to the Administrative Agent or are supported by Backstop Letters of Credit), unless the Required Lenders shall otherwise consent in writing, each of Holdings and the Borrower will, and will cause each of the Subsidiaries to:
SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05.
(b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names necessary to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material respects with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property necessary to the conduct of such business and keep such property in good repair, working order and condition (ordinary wear and tear excepted) and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.
SECTION 5.02. Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including commercial general liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.
(b) Cause all such policies covering any Collateral to be endorsed or otherwise amended to include a customary lender's loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, which endorsement shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Borrower or any other Loan Party under such policies directly to the Collateral Agent until the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent that no Events of Default are continuing, after which time the insurance carrier shall pay all proceeds to the Borrower or other Loan Parties, as applicable, until receipt by the insurance carrier of another notice of an Event of Default as provided herein; cause all such policies to provide that neither the Borrower, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and to contain a "Replacement Cost Endorsement", without any deduction for depreciation, and such other provisions as the Administrative Agent or the Collateral Agent may reasonably require from time to time to protect their interests; deliver original or certified copies of all such policies or a certificate of an insurance broker reasonably satisfactory to the Collateral Agent to the Collateral Agent; cause each such policy to provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium upon not less than 10 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent (giving the Administrative Agent and the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent; deliver to the Administrative Agent and the Collateral Agent, together with the delivery of the financial statements required by Section 5.04(a) or (b), a copy of any renewal or replacement policy entered into during the applicable period (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent), or an insurance certificate with respect thereto, together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.
(c) If at any time the area in which the Premises (as defined in the Mortgages) are located is designated (i) a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time, or (ii) a "Zone 1" area, obtain earthquake insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time reasonably require (provided that such insurance is available on commercially reasonable terms).
(d) With respect to any Mortgaged Property, carry and maintain comprehensive general liability insurance including the "broad form CGL endorsement" and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in no event for a combined single limit of less than $1,500,000, naming the Collateral Agent as an additional insured, on forms reasonably satisfactory to the Collateral Agent.
(e) Notify the Administrative Agent and the Collateral Agent promptly whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by the Borrower; and deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies or an insurance certificate with respect thereto together with the delivery of the financial statements required by Section 5.04(a) or (b) for the applicable period.
SECTION 5.03. Taxes and Certain Obligations. Pay and discharge promptly when due all Federal and all material state, local or foreign Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof is being contested in good faith by appropriate proceedings and the Borrower has set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, Tax, assessment or charge and enforcement of a Lien and, in the case of a Mortgaged Property, there is no risk of forfeiture of such property.
SECTION 5.04. Financial Statements, Reports, etc. In the case of Holdings, furnish to the Administrative Agent for each Lender:
(a) within 90 days after the end of each fiscal year, its consolidated balance sheet and related statements of income, stockholders' equity and cash flows showing the financial condition of Holdings and its consolidated subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, all audited by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which opinion shall be without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of Holdings and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied;
(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheet and related statements of income, stockholders' equity and cash flows showing the financial condition of Holdings and its consolidated subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of Holdings and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;
(c) (i) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of the Financial Officer of Holdings certifying such statements (x) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (y) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Sections 6.06, 6.10, 6.11 and 6.12 and, in the case of a certificate delivered with the financial statements required by paragraph
(a) above, setting forth the Borrower's calculation of Excess Cash Flow and (ii) concurrently with any delivery of financial statements under paragraph (a) above, a certificate of the accounting firm opining on such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (x) certifying that such accounting firm has reviewed the terms of this Agreement and (y) that nothing has come to their attention that constitutes an Event of Default or Default;
(d) no more than 15 days after approval thereof by the board of directors of Holdings (and, in any event, within 45 days after the end of each fiscal year of Holdings), a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;
(e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;
(f) promptly after the receipt thereof by Holdings or the Borrower or any of their respective subsidiaries, a copy of any "management letter" received by any such person from its certified public accountants and the management's response thereto;
(g) promptly after the request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act; and
(h) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.
SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent, the Issuing Bank and each Lender prompt written notice of the following:
(a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;
(b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect;
(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding $2,500,000; and
(d) any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.
SECTION 5.06. Information Regarding Collateral. (a) Furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's legal name, (ii) in the jurisdiction of organization or formation of any Loan Party, (iii) in any Loan Party's identity or type of organization or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number or organizational identification number. Holdings and the Borrower agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. Holdings and the Borrower also agree promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.
(b) In the case of Holdings and the Borrower, each year, at the time of delivery of the annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a), deliver to the Administrative Agent a certificate of a Responsible Officer setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section 5.06.
SECTION 5.07. Maintaining Records; Access to Properties and Inspections; Maintenance of Ratings. (a) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of its subsidiaries to, permit any representatives designated by the Administrative Agent (or, upon the occurrence and during the continuation of any Event of Default, any Lender) to visit and inspect the financial records and the properties of such person at reasonable times during normal business hours and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent (or, upon the occurrence and during the continuation of any Event of Default, any Lender) to discuss the affairs, finances and condition of such person with the officers thereof and independent accountants therefor (provided that an officer or other member of management of the Borrower shall be afforded a reasonable opportunity to be present during any discussions with such accountants).
(b) In the case of Holdings and the Borrower, use commercially reasonable effects to cause the Credit Facilities to be continuously rated by S&P and Moody's, and provide all information regarding the business and financial condition of Holdings and its subsidiaries as any such ratings agency (or any successor thereto) may from time to time reasonably request in connection therewith.
SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes set forth in the preamble to this Agreement.
SECTION 5.09. Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents. The Borrower will cause any subsequently acquired or organized Domestic Subsidiary to become a Loan Party by executing the Guarantee and Collateral Agreement and each applicable Security Document in favor of the Collateral Agent. In addition, from time to time, the Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as the Administrative Agent, the Collateral Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by substantially all the assets of Holdings, the Borrower and its Subsidiaries (including real and other properties acquired subsequent to the Closing Date, but excluding real properties having a value less than the threshold specified below, immaterial leasehold properties, motor vehicles and other categories of assets that are not included in the security interest granted under the terms of the Guarantee and Collateral Agreement)). Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance satisfactory to the Collateral Agent, and the Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Collateral Agent shall reasonably request to evidence compliance with this Section. The Borrower agrees to provide such evidence as the Collateral Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien. In furtherance of the foregoing, the Borrower will give prompt notice to the Administrative Agent of the acquisition by it or any of the Subsidiaries of any real property (or any interest in real property) having a value in excess of $500,000.
SECTION 5.10. Interest Rate Protection. No later than the 60th day after the Closing Date (or such later date not more than 105 days after the Closing Date as the Administrative Agent in its discretion may agree), the Borrower shall enter into, and for a minimum of two years thereafter maintain, Hedging Agreements acceptable to the Administrative Agent that result in at least 50% of the aggregate principal amount of its funded long-term Indebtedness on the Closing Date (after giving effect to the Borrowings hereunder) being effectively subject to a fixed or maximum interest rate acceptable to the Administrative Agent.
ARTICLE  VI

NEGATIVE  COVENANTS
     Each of Holdings and the Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been reimbursed in full (or such Letters of Credit have been cash collateralized on terms satisfactory to the Administrative Agent or are supported by Backstop Letters of Credit), unless the Required Lenders shall otherwise consent in writing, neither Holdings nor the Borrower will, nor will they cause or permit any of the Subsidiaries to:
SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:
(a)     Indebtedness existing on the date hereof and set forth in Schedule 6.01;
(b)     Indebtedness  created  hereunder  and  under  the  other Loan Documents;
(c) intercompany Indebtedness of the Borrower and the Subsidiaries to the extent permitted by Section 6.04(c);
(d) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within 120 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this Section 6.01(d), when combined with the aggregate principal amount of all Capital Lease Obligations and Synthetic Lease Obligations incurred pursuant to Section 6.01(e) shall not exceed $5,000,000 at any time outstanding;
(e) Capital Lease Obligations and Synthetic Lease Obligations in an aggregate principal amount, when combined with the aggregate principal amount of all Indebtedness incurred pursuant to Section 6.01(d), not in excess of $5,000,000 at any time outstanding;
(f) Indebtedness under performance, statutory, surety, appeal, customs or similar bonds or obligations or with respect to workers' compensation claims, unemployment insurance claims and claims under other social security laws or regulations, in each case incurred in the ordinary course of business;
(g) Indebtedness under or in respect of Hedging Agreements that are not speculative in nature;
(h) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business; provided that such Indebtedness is extinguished within  five  Business  Days  of  its  incurrence;
(i) Indebtedness acquired or assumed by the Borrower or any Subsidiary in connection with any Permitted Acquisition in an aggregate principal amount not in excess of $5,000,000 at any time outstanding; provided, however, that such Indebtedness existed at the time of such Permitted Acquisition and was not created in connection therewith or in contemplation thereof;
(j) Indebtedness to insurance carriers representing the deferred payment of premiums to such insurance carriers incurred in the ordinary course of business;
(k) Indebtedness incurred to extend, renew or refinance any Indebtedness described in Section 6.01(a), (d), (e) or (i) ("Refinancing Indebtedness"); provided, however, that (i) such Refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being extended, renewed or refinanced, plus the amount of any interest, premiums or penalties required to be paid thereon plus fees and expenses associated therewith, (ii) such Refinancing Indebtedness has a later or equal final maturity and a longer or equal weighted average life to maturity than the Indebtedness being extended, renewed or refinanced, (iii) if the Indebtedness being extended, renewed or refinanced is subordinated to the Obligations, the Refinancing Indebtedness is subordinated to the Obligations on terms no less favorable to the Lenders than the Indebtedness being extended, renewed or refinanced, (iv) only the obligors in respect of the Indebtedness being extended, renewed or refinanced may become obligated with respect to such Refinancing Indebtedness and (v) the non-economic covenants, events of default, remedies and other provisions of the Refinancing Indebtedness, when taken as a whole, shall be materially no less favorable to the Lenders than those contained in the Indebtedness being extended, renewed or refinanced; and
(l) other Indebtedness of the Borrower or the Subsidiaries in an aggregate principal amount not exceeding $25,000,000 at any time outstanding.
SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:
(a) Liens on property or assets of the Borrower and its Subsidiaries existing on the date hereof and set forth in Schedule 6.02; provided that such Liens shall secure only those obligations which they secure on the date hereof and extensions, renewals and replacements thereof permitted hereunder;
(b)     any  Lien  created  under  the  Loan  Documents;
(c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien does not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien does not materially interfere with the use, occupancy and operation of any Mortgaged Property;
(d) Liens for taxes not yet due or which are being contested in compliance with Section 5.03;
(e) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 5.03;
(f) pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;
(g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds, customs bonds and other obligations of a like nature incurred in the ordinary course of business;
(h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;
(i) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by Section 6.01, (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 120 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 100% of the lesser of the cost or the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of the Borrower or any Subsidiary;
(j) any interest or title of a lessor or licensor under any leases or licenses entered into by the Borrower or any Subsidiary in the ordinary course of business;
(k) Liens arising solely by virtue of statutory or common law provisions relating to banker's liens, rights of set-off or similar rights;
(l) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the incurrence of Indebtedness or (ii) relating to pooled deposit or sweep accounts of the Borrower or any Subsidiary to permit the satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Subsidiaries;
(m) Liens of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;
(n) Liens securing obligations in respect of trade-related letters of credit or trade-related bankers acceptances issued in the ordinary course of business of the Borrower or the Subsidiaries, in each case covering the goods (or the documents of title in respect of such goods) financed by such letters of credit or bankers acceptances and the proceeds and products thereof; provided that such Liens secure only the obligations of the Borrower or any Subsidiary in respect of such letters of credit or bankers acceptances to the extent permitted under Section 6.01;
(o) Liens arising out of judgments or awards in respect of which Holdings, the Borrower or any of the Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall be secured a subsisting stay of execution pending such appeal or proceedings; provided that the aggregate amount of all such judgments or awards (and any cash and the fair market value of any property subject to such Liens) does not exceed $5,000,000 at any time outstanding; and
(p) other Liens that do not, individually or in the aggregate, secure obligations (or encumber property with a fair market value) in excess of $5,000,000 at any one time.
SECTION 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred unless (a) the sale of such property is permitted by Section 6.05 and (b) any Capital Lease Obligations, Synthetic Lease Obligations or Liens arising in connection therewith are permitted by Sections 6.01 and 6.02, as the case may be.
SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any Equity Interests, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:
(a) (i) investments by Holdings, the Borrower and the Subsidiaries existing on the date hereof in the Equity Interests of the Borrower and the Subsidiaries and (ii) additional investments by Holdings, the Borrower and the Subsidiaries in the Equity Interests of the Borrower and the Subsidiaries; provided that (A) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Guarantee and Collateral Agreement (subject to the limitations applicable to voting stock of a Foreign Subsidiary referred to therein) and (B) the aggregate amount of investments by Loan Parties in, and loans and advances by Loan Parties to, Subsidiaries that are not Loan Parties (determined without regard to any write-downs or write-offs of such investments, loans and advances) shall not exceed $2,500,000 at any time outstanding;
(b)     Permitted  Investments;
(c) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to Holdings, the Borrower or any other Subsidiary; provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to the Guarantee and Collateral Agreement and (ii) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (a) above;
(d) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;
(e) the Borrower and the Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $750,000;
(f)     the  Borrower may enter into Hedging Agreements that (i) are required by
Section 5.10 or (ii) are not speculative in nature and are related to income derived from foreign operations of the Borrower or any Subsidiary or otherwise related to purchases from foreign suppliers;
(g) the Borrower or any Subsidiary may acquire all or substantially all the assets of a person or line of business of such person, or not less than 100% of the Equity Interests of a person (referred to herein as the "Acquired Entity"); provided that (i) such acquisition was not preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, Holdings, the
     Borrower or any Subsidiary; (ii) the Acquired Entity shall be in a similar line of business as that of the Borrower and the Subsidiaries as conducted during the current and most recent calendar year; and (iii) at the time of such transaction (A) both before and after giving effect thereto, no Event of Default or Default shall have occurred and be continuing; (B) the Borrower would be in compliance with the covenants set forth in Sections 6.11 and 6.12 as of the most recently completed period of four consecutive fiscal quarters ending prior to such transaction for which the financial statements and certificates required by
Section 5.04(a) or (b) and Section 5.04(c) have been delivered or for which comparable financial statements have been filed with the Securities and Exchange Commission, after giving pro forma effect to such transaction and to any other event occurring after such period as to which pro forma recalculation is appropriate (including any other transaction described in this Section 6.04(g) occurring after such period) as if such transaction had occurred as of the first day of such period; (C) after giving effect to such acquisition, there must be at least $10,000,000 of unused and available Revolving Credit Commitments; and
(D) the total consideration paid in connection with such acquisition and any other acquisitions pursuant to this Section 6.04(g) (including any Indebtedness of the Acquired Entity that is assumed by the Borrower or any Subsidiary following such acquisition) shall not in the aggregate exceed $50,000,000 (any acquisition of an Acquired Entity meeting all the criteria of this Section 6.04(g) being referred to herein as a "Permitted Acquisition");
(h) investments, loans and advances existing on the date hereof and set forth on Schedule 6.04;
(i) the Borrower and any Subsidiary may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (including the dating of receivables) of the Borrower or such Subsidiary;
(j)     Holdings  may  acquire the Offer to Purchase Shares pursuant to the Self
Tender;
(k) investments arising out of the receipt by the Borrower or any Subsidiary of non-cash consideration for an Asset Sale to the extent permitted by
Section  6.05;
(l) investments by any person existing at the time such person became a Subsidiary; provided, however, that all such investments existed at the time such person became a Subsidiary and were not made or incurred in connection therewith or in contemplation thereof; and
(m) in addition to investments permitted by paragraphs (a) through (l) above, additional investments, loans and advances by the Borrower and the Subsidiaries (other than investments, loans and advances to Foreign Subsidiaries) so long as the aggregate amount invested, loaned or advanced pursuant to this paragraph (m) (determined without regard to any write-downs or write-offs of such investments, loans and advances) does not exceed $15,000,000 in the aggregate.
SECTION  6.05.     Mergers,  Consolidations,  Sales  of Assets and Acquisitions.
(a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all the assets (whether now owned or hereafter acquired) of the Borrower or less than all the Equity Interests of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other person, except that (i) the Borrower and any Subsidiary may purchase and sell inventory in the ordinary course of business and (ii) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (x) any wholly owned Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (y) any wholly owned Subsidiary may merge into or consolidate with any other wholly owned Subsidiary in a transaction in which the surviving entity is a wholly owned Subsidiary and no person other than the Borrower or a wholly owned Subsidiary receives any consideration (provided that if any party to any such transaction is a Loan Party, the surviving entity of such transaction shall be a Loan Party) and (z) the Borrower and the Subsidiaries may make Permitted Acquisitions.
(b) Engage in any Asset Sale otherwise permitted under paragraph (a) above unless (i) such Asset Sale is for consideration at least 75% of which is cash (or the assets are exchanged substantially simultaneously for similar replacement assets), (ii) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of and
(iii) the fair market value of all assets sold, transferred, leased or disposed of pursuant to this paragraph (b) shall not exceed (x) $2,500,000 in any fiscal year or (y) $10,000,000 in the aggregate (provided, however, that up to $10,000,000 in proceeds from the sale or other disposition by the Borrower of the Equity Interests in the ChoiceParts JV held by the Borrower shall be not be counted for purposes of determining compliance with the limitations set forth in this  clause  (iii)).
SECTION 6.06. Restricted Payments; Restrictive Agreements. (a) Declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment (including pursuant to any Synthetic Purchase Agreement), or incur any obligation (contingent or otherwise) to do so; provided, however, that (i) any Subsidiary may declare and pay dividends or make other distributions ratably to its equity holders, (ii) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, the Borrower may, or the Borrower may make distributions to Holdings so that Holdings may, repurchase its
     Equity Interests owned by employees of Holdings, the Borrower or the Subsidiaries or make payments to employees of Holdings, the Borrower or the Subsidiaries upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to management incentive plans or in connection with the death or disability of such employees in an aggregate amount not to exceed $2,000,000 in any fiscal year (provided, however, that such amount shall be increased by the amount of cash proceeds received by Holdings from the sale of Equity Interests of Holdings to such employees after the Closing Date to the extent such proceeds are contributed directly or indirectly to the Borrower as common equity), (iii) Holdings may, and the Borrower may make distributions to Holdings so that Holdings may, acquire the Offer to Purchase Shares pursuant to the Self Tender, (iv) the Borrower may make Restricted Payments to Holdings (x) in an amount not to exceed $250,000 in any fiscal year, to the extent necessary to pay general corporate and overhead expenses incurred by Holdings in the ordinary course of business and (y) in an amount necessary to pay the Tax liabilities of Holdings directly attributable to (or arising as a result of) the operations of the Borrower and the Subsidiaries; provided, however, that (A) the amount of such dividends shall not exceed the amount that the Borrower and the Subsidiaries would be required to pay in respect of Federal, State and local taxes were the Borrower and the Subsidiaries to pay such taxes as stand-alone taxpayers and (B) all Restricted Payments made to Holdings pursuant to this clause (iv) are used by Holdings for the purposes specified herein within 20 days of the receipt thereof and (v) so long as no Event of Default or Default shall have occurred and be continuing or result therefrom, Holdings and the Borrower may make other Restricted Payments under this clause (v) in an amount not to exceed the sum of (a) $20,000,000 and (b) 50% of Cumulative Consolidated Net Income (or, in the case Cumulative Consolidated Net Income at the time of determination is a deficit, minus 100% of such deficit), less (c) the aggregate amount of all Restricted Payments made since the Closing Date pursuant to this clause (v).
(b) Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of Holdings, the Borrower or any Subsidiary to create, incur or permit to exist any
     Lien upon any of its property or assets, or (ii) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to, or to transfer any of its property or assets to, the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (B) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (C) the foregoing shall not apply to customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under
Section 6.04 and applicable solely to such joint venture entered into in the ordinary course of business, (D) the foregoing shall not apply to customary restrictions and conditions contained in any agreement relating to an Asset Sale permitted under Section 6.05 pending the consummation of such Asset Sale to the extent such restrictions and conditions apply only to the assets subject to such Asset Sale, (E) the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to Indebtedness permitted under Section 6.01(l) so long as such restrictions or conditions are no more restrictive than those contained in this Agreement, (F) clause (i) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (G) clause
(i) of the foregoing shall not apply to customary provisions in leases, licenses and other contracts restricting the assignment thereof.
SECTION 6.07. Transactions with Affiliates. Except for transactions by or among Loan Parties, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that (a) the Borrower or any Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) dividends and purchases may be paid and effected to the extent provided in Section 6.06, (c) loans, investments and advances may be made to the extent permitted by Sections 6.01 and 6.04, (d) the Loan Parties may perform their respective obligations under the terms of the Tax
     Sharing Agreement or any amendment thereto that is not adverse to the Lenders and (e) reasonable fees and compensation may be paid to, and indemnities may be provided on behalf of, officers, directors and employees of Holdings, the Borrower and the Subsidiaries, as determined by the board of directors of Holdings or the Borrower or appropriate officers of the Borrower in good faith.
SECTION 6.08. Business of Holdings, Borrower and Subsidiaries. (a) With respect to Holdings, engage in any business activities or have any assets or liabilities other than its ownership of the Equity Interests of the Borrower and liabilities incidental thereto, including its liabilities pursuant to the Guarantee and Collateral Agreement, liabilities in connection with maintaining its existence and liabilities in connection with the Self Tender.
(b) With respect to the Borrower and its Subsidiaries, engage at any time in any business or business activity other than the business currently conducted  by  it  and  business  activities  reasonably  related  thereto.
SECTION 6.09. Other Indebtedness and Agreements. (a) Permit any waiver, supplement, modification, amendment, termination or release of any indenture, instrument or agreement pursuant to which any Material Indebtedness of Holdings, the Borrower or any of the Subsidiaries is outstanding if the effect of such waiver, supplement, modification, amendment, termination or release would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner materially adverse to Holdings, the Borrower, any of the Subsidiaries or the Lenders.
(b) (i) Make any distribution, whether in cash, property, securities or a combination thereof, other than regular scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or offer or commit to pay, or directly or indirectly (including pursuant to any Synthetic Purchase Agreement) redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any subordinated Indebtedness, or (ii) pay in cash any amount in respect of any Indebtedness or preferred Equity Interests that may at the obligor's option be paid in kind or in other securities.

SECTION 6.10. Capital Expenditures. (a) Permit the aggregate amount of Capital Expenditures made by the Borrower and the Subsidiaries in any period set forth  below  to  exceed  the  amount  set  forth  below  for  such period:
PERIOD     AMOUNT
           ------
Closing  Date  through  December  31,  2004     $4,350,000
Each  fiscal  year  thereafter     $12,000,000

(b) The amount of permitted Capital Expenditures set forth in paragraph (a) above in respect of any fiscal year commencing with the fiscal year ending on December 31, 2005, shall be increased (but not decreased) by (i) the amount of unused permitted Capital Expenditures for the immediately preceding fiscal year (or portion thereof) less (ii) an amount equal to unused Capital Expenditures carried forward to such preceding fiscal year; provided, however, that in no event shall the amount of the increase pursuant to this paragraph (b) in respect of  any  fiscal  year  exceed  $2,000,000.
SECTION 6.11. Interest Coverage Ratio. Permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, ending on the last day of any fiscal quarter (commencing with the fiscal quarter ending September 30, 2004) after the Closing Date to be less than 3.50 to 1.00.
SECTION 6.12. Maximum Leverage Ratio. Permit the Leverage Ratio as of the last day of any fiscal quarter (commencing with the fiscal quarter ending on September 30, 2004) to be greater than the ratio set forth opposite such period below:
     Period     Ratio
     ------     -----
Closing  Date  through  December  31,  2005     4.25  to  1.00
January  1,  2006  through  June  30,  2006     4.00  to  1.00
July  1,  2006  through  December  31,  2006     3.75  to  1.00
January  1,  2007  through  December  31,  2007     3.50  to  1.00
January  1,  2008  through  December  31,  2008     3.00  to  1.00
Thereafter     2.75  to  1.00

SECTION 6.13. Fiscal Year. With respect to Holdings and the Borrower, change their fiscal year-end to a date other than December 31.
SECTION 6.14. Certain Equity Securities. Issue any capital stock that is not Qualified Capital Stock.
ARTICLE  VII

EVENTS  OF  DEFAULT
     In case of the happening of any of the following events ("Events of Default"):
(a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;
(b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;
(c) default shall be made in the payment of any interest on any Loan or any Fee or L/C Disbursement or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;
(d) default shall be made in the due observance or performance by Holdings, the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.05 or 5.08 or in Article VI;
(e) default shall be made in the due observance or performance by Holdings, the Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Borrower;
(f) (i) Holdings, the Borrower or any Subsidiary shall fail to pay any principal or interest, regardless of amount, due in respect of any Material
Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace period specified in the agreement or instrument governing such Indebtedness), or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;
(g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, the Borrower or any Subsidiary, or of a substantial part of the property or assets of Holdings, the Borrower or a Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law,
(ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary or for a substantial part of the property or assets of Holdings, the Borrower or a Subsidiary or (iii) the winding-up or liquidation of Holdings, the Borrower or any Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
(h) Holdings, the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above,
(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary or for a substantial part of the property or assets of Holdings, the Borrower or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or
(vii)  take  any  action  for  the  purpose  of  effecting any of the foregoing;
(i) one or more judgments shall be rendered against Holdings, the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Holdings, the Borrower or any Subsidiary to enforce any such judgment and such judgment either (i) is for the payment of money in an aggregate amount in excess of $5,000,000 (to the extent not adequately covered by insurance as to which the insurance company has been notified of such judgment and has not denied coverage) or (ii) is for injunctive relief and could reasonably be expected to result in a Material Adverse Effect;
(j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of the Borrower and its ERISA Affiliates in an aggregate amount exceeding $5,000,000;
(k) any Guarantee under the Guarantee and Collateral Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms), or any Guarantor shall deny in writing that it has any further liability under the Guarantee and Collateral Agreement (other than as a result of the discharge of such Guarantor in accordance with the terms of the Loan Documents);
(l) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Guarantee and Collateral Agreement and except to the extent that such loss is covered by a lender's title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy; or
(m)     there  shall  have  occurred  a  Change  in  Control;
then, and in every such event (other than an event with respect to Holdings or the Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:
(i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to Holdings or the Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.
ARTICLE  VIII

THE  ADMINISTRATIVE  AGENT  AND  THE  COLLATERAL  AGENT
     Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent and the Collateral Agent (for purposes of this Article
VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the "Agents") its agent and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.
     The bank serving as the Administrative Agent and/or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.
Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing,
(a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is instructed in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08), and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, the Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) or in the absence of its own gross negligence or wilful misconduct. Neither Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by Holdings, the Borrower or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.
Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.
Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the approval of the Borrower (such approval not to be unreasonably withheld or delayed), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After an Agent's resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.
Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.
ARTICLE  IX

MISCELLANEOUS
SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service,  mailed  by  certified  or  registered mail or sent by fax, as follows:
(a) if to the Borrower or Holdings, to it at World Trade Center Chicago, 444 Merchandise Mart, Chicago, Illinois 60654, Attention of David Harbert,
Chief  Financial  Officer  (Fax  No.  (312)  527-1194);
(b) if to the Administrative Agent, the Collateral Agent or the Issuing Bank, to Credit Suisse First Boston, Eleven Madison Avenue, New York, New York 10010, Attention of Agency Group (Fax No. (212) 325-8304); and
(c)     if  to  a  Lender,  to  it  at  its address (or fax number) set forth on
Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.
     All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 9.01. As agreed to among Holdings, the Borrower, the Administrative Agent and the applicable Lenders from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.
SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower or Holdings herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Bank and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Issuing Bank, regardless of any investigation made by the Lenders or the Issuing
     Bank or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding (unless such Letter of Credit has been cash collateralized on terms satisfactory to the Administrative Agent or is supported by a Backstop Letter of Credit) and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank.
SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, Holdings and the Administrative
Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto.
SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, Holdings, the Administrative Agent, the Collateral Agent, the Issuing Bank or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.
(b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), with the prior written consent of the Administrative Agent (not to be unreasonably withheld or delayed); provided, however, that (i) in the case of an assignment of a Revolving Credit Commitment, each of the Borrower, the Issuing Bank and the Swingline Lender must also give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) (provided, that the consent of the Borrower shall not be required to any such assignment to a Lender or an Affiliate of a Lender or during the continuance of any Event of Default), (ii) the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 in respect of Term Loans or Term Loan Commitments (or, if less, the entire remaining amount of such Term Lender's Term Loans or Term Loan Commitments; provided, that such minimum assignment amount shall be aggregated for two or more simultaneous assignments by or to two or more Related Funds) or $2,500,000 in respect of Revolving Loans or Revolving Credit Commitments (or, if less, the entire remaining amount of such Revolving Credit Lender's Revolving Loans or Revolving Credit Commitments), (iii) the parties to each such assignment shall (A) electronically execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent (which initially shall be ClearPar, LLC) or (B) manually execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and all applicable tax forms. Upon acceptance and recording pursuant to paragraph (e) of this
Section 9.04, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).
(c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its
     Term Loan Commitment and Revolving Credit Commitment, and the outstanding balances of its Term Loans and Revolving Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of Holdings, the Borrower or any Subsidiary or the performance or observance by Holdings, the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05(a) or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.
(d) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive and the Borrower, the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(e) Upon its receipt of, and consent to, a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if applicable, and, if required, the written consent of the Borrower, the Swingline Lender and the Issuing Bank to such assignment and any applicable tax forms, the Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).
(f) Each Lender may without the consent of the Borrower, the Swingline Lender, the Issuing Bank or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders (but, with respect to any particular participant, to no greater extent than the Lender that sold the participation to such participant, unless the sale of the participation to such participant is made with the Borrower's prior written consent) and (iv) the Borrower, the Administrative Agent, the Issuing Bank and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans or L/C Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending the maturity date of any other scheduled principal payment date or date fixed for the payment of interest on the Loans, increasing or extending the Commitments or releasing any material Guarantor (other than any such release as provided for in any Security Document in connection with the consummation of any transaction permitted under this Agreement) or all or substantially all of the Collateral). A participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.20 unless such participant agrees, for the benefit of the Borrower, to comply with Section 2.20(e) as though it were a Lender.
(g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower, Holdings, any Subsidiary or their business furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.16.
(h) Any Lender may at any time, without the consent of or notice to the Borrower, the Swingline Lender, the Issuing Bank or the Administrative Agent, assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed by such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.
(i) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.
(j) Neither Holdings nor the Borrower shall assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent, the Issuing Bank and each Lender, and any attempted assignment without such consent shall be null and void.
(k) In the event that S&P, Moody's and Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender becomes a Revolving Credit Lender, downgrade the long-term certificate deposit ratings of such Lender, and the resulting ratings shall be below BBB-, Baa3 and C (or BB, in the case of a Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), then the Issuing Bank shall have the right, but not the obligation, at its own expense, upon notice to such Lender and the Administrative Agent, to replace (or to request the Borrower to use its reasonable efforts to replace) such Lender with an assignee (in accordance with and subject to the restrictions contained in paragraph (b) above), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in paragraph (b) above) all its interests, rights and obligations in respect of its Revolving Credit Commitment to such assignee; provided, however, that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the Issuing Bank or such assignee, as the case may be, shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.
SECTION 9.05. Expenses; Indemnity. (a) The Borrower and Holdings agree, jointly and severally, to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Issuing Bank and the Swingline Lender in connection with the syndication of the credit facilities provided for herein and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent, the Collateral Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or Letters of Credit issued hereunder, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent and the Collateral Agent, and, in connection with any such enforcement or protection, the fees, charges and disbursements of any other counsel for the Administrative Agent, the Collateral Agent or any Lender.
(b) The Borrower and Holdings agree, jointly and severally, to indemnify the Administrative Agent, the Collateral Agent, the Syndication Agent, the
Documentation Agent, each Lender, the Issuing Bank and each Related Party of any of the foregoing persons (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans or issuance of Letters of Credit, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, or (iv) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or wilful misconduct of such Indemnitee.
(c) To the extent that Holdings and the Borrower fail to pay any amount required to be paid by them to the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank or the
Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the Aggregate Revolving Credit Exposure, outstanding Term Loans and unused Commitments at the time.
(d) To the extent permitted by applicable law, neither Holdings nor the Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.
(e) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank. All amounts due under this Section 9.05 shall be payable on written demand therefor.
SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or Holdings against any of and all the obligations of the Borrower or Holdings now or hereafter existing under this Agreement and any other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.
SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE
     STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS MOST RECENTLY PUBLISHED AND IN EFFECT, ON THE DATE SUCH LETTER OF CREDIT WAS ISSUED, BY THE INTERNATIONAL CHAMBER OF COMMERCE (THE "UNIFORM CUSTOMS") AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.
SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or Holdings in any case shall entitle the Borrower or Holdings to any other or further notice or demand in similar or other circumstances.
(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower, Holdings and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement, without the prior written consent of each Lender affected thereby, (ii) increase or extend the Commitment or decrease or extend the date for payment of any Fees of any Lender without the prior written consent of such Lender, (iii) amend or modify the pro rata requirements of Section 2.17, the provisions of Section 9.04(j) or the provisions of this Section or release any material Guarantor (other than any such release as provided for in any Security Document in connection with the consummation of any transaction permitted under this Agreement) or all or substantially all part of the Collateral, without the prior written consent of each Lender, (iv) change the provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of one Class differently from the rights of Lenders holding Loans of any other Class without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class,
(v)  modify  the  protections  afforded  to an SPC pursuant to the provisions of
Section 9.04(i) without the written consent of such SPC or (vi) reduce the percentage contained in the definition of the term "Required Lenders" without the prior written consent of each Lender (it being understood that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Term Loan Commitments and Revolving Credit Commitments on the date hereof); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender. Notwithstanding the foregoing, if the terms of any amendment to this Agreement provide that any Class of Loans will be repaid in full and the Commitments of such Class (if any) terminated as a condition to the effectiveness of such amendment, then so long as the Loans and Commitments (if any) of such Class are in fact repaid and terminated upon the effectiveness of such amendment, such Loans and Commitments shall not be included in the determination of the Required Lenders with respect to such amendment.
SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any L/C Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such L/C Disbursement under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.
SECTION 9.10. Entire Agreement. This Agreement, the Fee Letter and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.
SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.
SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 9.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) Each of Holdings and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower, Holdings or their respective properties in the courts of any jurisdiction.
(b) Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
SECTION 9.16. Confidentiality. Each of the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' officers, directors, trustees, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or quasi-regulatory authority (such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (e) subject to an agreement containing provisions substantially the same as those of this Section 9.16, to (i) any actual or prospective assignee or pledgee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Subsidiary or any of their respective obligations, (f) with the consent of the Borrower or (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 9.16. For the purposes of this Section, "Information" shall mean all information received from the Borrower or Holdings and related to the Borrower, Holdings, any Subsidiary or their business, other than any such information that was available to the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to its disclosure by the Borrower or Holdings; provided that, in the case of Information received from the Borrower or Holdings after the date hereof, such information is clearly identified at the time of delivery as confidential or is of a nature that the recipient should reasonably believe to be confidential. Any person required to maintain the confidentiality of Information as provided in this Section 9.16 shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord its own confidential information.
SECTION 9.17. USA Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Holdings and the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies Holdings and the Borrower, which information includes the name and address of Holdings and the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify Holdings and the Borrower in accordance with the USA Patriot Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
CCC  INFORMATION  SERVICES  INC.
by
     /s/  David  L.  Harbert
     Name:  David  L.  Harbert
     -------------------------
     Title:  Chief  Financial  Officer


CCC  INFORMATION  SERVICES  GROUP  INC.
by
     /s/  David  L.  Harbert
     Name:  David  L.  Harbert
     -------------------------
     Title:  Chief  Financial  Officer


CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, individually and as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank,
by
           /s/  Mark  E.  Gleason
     Name:  Mark  E.  Gleason
     ------------------------
     Title:  Director

by
     /s/  Joshua  Parrish
     Name:  Joshua  Parrish
     ----------------------
     Title:  Associate


LASALLE  BANK  NATIONAL  ASSOCIATION,  individually  and as Documentation Agent,

by
     /s/  Amy  Long
     Name:  Amy  Long
     ----------------
     Title:  First  Vice  President

JEFFERIES  &  COMPANY,  INC.,
as  Syndication  Agent,

by
     /s/  M.  Brent  Stevens
     Name:  M.  Brent  Stevens
     -------------------------
     Title:  Executive  Vice  President